UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2012

Item 1:  Report to Shareholders.

Annual Report
July 31, 2012

All Asset Fund
Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Leaders Fund
Global Technology Fund
International Opportunities Fund
Japan Focus Fund

Table of contents

Letter to shareholders	1
All Asset Fund
Commentary	2
Performance summary	3
Emerging Markets Opportunities Fund
Commentary	4
Performance summary	5
European Focus Fund
Commentary	6
Performance summary	7
Global Equity Income Fund
Commentary	8
Performance summary	9
Global Leaders Fund
Commentary	10
Performance summary	11
Global Technology Fund
Commentary	12
Performance summary	13
International Opportunities Fund
Commentary	14
Performance summary	15
Japan Focus Fund
Commentary	16
Performance summary	17
Portfolios of investments	18
Statements of assets and liabilities	38
Statements of operations	42
Statements of changes in net assets	44
Statements of changes - capital stock activity	52
Financial highlights	60
Notes to financial statements	72
Report of independent registered public accounting firm	91
Other information.	92
Trustees and officers	98

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The All Asset Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in derivatives and commodities. Investing in commodities entails additional risks including instability regarding control and jurisdiction of governments, international companies and other entities. Asset allocation strategies do not assure profit nor protect against loss. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. The Fund is subject to investment company and pooled vehicles risk, allocation risk, leverage risk, interest rate risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and ETFs, may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Funds’ Portfolio Managers as of July 31, 2012, and may not reflect the views of the portfolio managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Emerging Markets Opportunities, European Focus, Global Equity Income, Global Leaders, Global Technology, International Opportunities and Japan Focus Funds, which covers the year ended July 31, 2012, and the annual report for the Henderson All Asset Fund, which covers the fiscal period ended July 31, 2012.

Global markets finished the first half of the year in positive territory as measured by the MSCI World Index, but the outlook for the global economy remains uncertain as risks persist.

Within Europe, Spain’s banking sector worries, the elections in Greece and the Eurozone summit kept markets on edge. The €100bn Spanish bank bailout and election victory by pro-austerity parties eased fears of a Greek Eurozone exit and restored some of the confidence eroded in the last couple of months. June ended with an unexpectedly successful European Summit as leaders agreed to stabilize the region’s debt markets and recapitalize its banks, easing the funding strains on Spain and Italy. A key outcome from the summit was a new roadmap for European banking supervision via the European Central Bank, which is the first step towards a full banking union.

As the Eurozone crisis continues and economic data continues to point to a softening outlook, the pressure for further quantitative easing (“QE”) appears to be building. June revealed that Eurozone manufacturing output fell at the fastest pace in the last three years and US job growth slowed along with poor retail sales. The weaker economic data failed to prompt the US Federal Reserve into a third round of QE; instead Federal Reserve chairman Ben Bernanke and the Federal Open Markets Committee agreed to extend Operation Twist (a strategy to reduce long-term interest rates) to boost confidence amid falling consumer demand and a drop in output growth in recent months.

Emerging markets lagged other regions as fears of a hard landing resurfaced. Continuing softness in Chinese economic data drove commodities into bear market territory as Brent crude oil sank below the $90 a barrel level for the first time in 18 months. The Chinese central bank subsequently cut its benchmark interest rate by 0.25% in June in a bid to boost growth in the near term.

Looking forward, the expectation of further stimulus by global central banks is likely to provide short-term support for markets, which are currently pricing in exceptionally low interest rates for an extended period of time across developed regions. However, recent economic data continues to point towards a slowdown in global growth, which may provide a headwind later this year.

At Henderson we remain focused on seeking attractive global investment opportunities which may be created by these uncertain markets. It is our goal to continue to create differentiated portfolios for our shareholders, and we appreciate your trust in and support of our Funds.

James G. O’Brien
President, Henderson Global Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.hendersonglobalinvestors.com. The Prospectus should be read carefully before investing.

Henderson Global Funds	Commentary

Henderson All Asset Fund

Global equity markets have been volatile with investors largely focused on Europe’s sovereign debt crisis and slowing growth in China. This story has not changed materially in a year; however, at the end of July most regional equity markets rebounded (Japan excepted) as Mario Draghi, President of the European Central Bank (ECB), promised that he would do “whatever it takes” to preserve the euro. His comments came in a speech that appeared to define some of the rise in Italian and Spanish government bond yields as reflecting the risk of Eurozone breakup. His pledge has been interpreted as a step up in the government bond buying program and was enough to stall the pace of rising peripheral bond yields.

All Asset Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
iShares iBoxx Investment Grade Corporate Bond Fund	6.3%
iShares MSCI Pacific ex-Japan Index Fund	4.8
BlueCrest AllBlue Fund, Ltd.	3.3
BH Global, Ltd.	3.2
Sprott Physical Gold Trust	3.0
Calamos Market Neutral Income Fund	2.9
Gateway Fund	2.9
iShares JP Morgan USD Emerging Markets Bond Fund	2.8
Vanguard Dividend Appreciation ETF	2.8
Legg Mason BW Global Opportunities Bond Fund	2.8

The Fund was successfully launched on March 30, 2012. For the four month period to July 31, 2012, the Fund returned -0.70% (Class A at NAV) versus the benchmark, 3-month LIBOR USD, which posted a return of 0.16%. For a majority of the period, negative developments of the European debt crisis and worries over weaker economic data were the key drivers of performance. Within this environment, the Fund’s allocation to fixed income was beneficial to performance. Commodities entered bear market territory as there was a continuing softness in Chinese economic data; Brent crude oil sank below the $90 a barrel level for the first time in 18 months. Consequently, the Fund’s holding in SPDR S&P Oil and Gas Exploration & Production ETF contributed negatively to performance. Additionally, as equity markets performed poorly, the Fund’s equity holdings were detrimental to performance.

The Fund made investments in the SPDR S&P 500 ETF and the Vanguard Dividend Appreciation ETF gaining exposure to US Equities. Within Japanese equities, the Fund initiated a position in the Henderson Japan Focus Fund and in Asia gained exposure through the iShares MSCI Pacific ex-Japan Index Fund.

The Fund invested in government bonds including US treasuries, German bunds and the iShares Barclays TIPS Bond Fund. The Fund also initiated positions in the iShares iBoxx Investment Grade Corporate Bond Fund, Henderson Strategic Income Fund and the iShares iBoxx High Yield Corporate Bond Fund. In the absolute return funds space, the Fund invested in the Franklin Templeton Hard Currency Fund, BlueCrest All Blue, BH Global, ASG Global Alternatives Fund and the Gateway Fund. Within commodities, the Fund initiated positions in oil and physical gold.

In the current environment there are strong headwinds to global economic growth from Europe, China and the US. Weaker than expected economic data seen from China and the US are not helpful in contributing to the growth outlook. The Eurozone crisis remains unresolved and surveys reveal that the region’s economy remains sluggish. If the ECB can deliver a policy that lowers the risk of a Eurozone breakup, this may restore some confidence to investors and the recent rally in stock prices could continue for the near term.

Given the uncertain economic environment ahead, the Fund’s asset allocation remains tilted towards fixed income (27.4%); equities (17.2%); cash (32.4%); absolute return funds (17.1%); private equity (3.0%); and commodities (2.9%).

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Henderson All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012
		Since
	NASDAQ	inception
At NAV	symbol	(3/30/2012)
Class A	HGAAX	-0.70%
Class C	HGACX	-0.90
Class I	HGAIX	-0.60
With sales charge
Class A		-6.41%
Class C		-1.90
Index
3-month LIBOR USD		0.16%
MSCI World Index		-3.61

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.23%, 2.98% and 1.98%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.65%, 2.40% and 1.40% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Emerging Markets Opportunities Fund

The reporting year has been dominated by events surrounding the Eurozone sovereign debt crisis leading to high levels of price volatility. Markets began 2012 on a positive note as fears about the European Union subsided somewhat and subsequently experienced an abrupt reversal in risk appetite. This was followed by yet another period of investor aversion to risk assets as investors feared that policymakers in Europe would continue to “speak” of solutions rather than “act.” Also, Asian data disappointed and Chinese growth continued to slow.

Emerging Markets Opportunities Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Samsung Electronics Co., Ltd.	3.3%
PetroChina Co., Ltd., Class H	2.9
GT Capital Holdings, Inc.	2.7
SK Innovation Co., Ltd.	2.7
Baidu, Inc., ADR	2.5
Prada SpA	2.4
Robinson Department Store pcl	2.4
Hyundai Glovis Co., Ltd.	2.3
Fomento Economico Mexicano, S.A.B. de C.V., ADR	2.3
Petroleo Brasileiro S.A., ADR	2.3

Towards the end of the period, emerging markets equities moved higher, supported by positive news of policy support in Asia where policymakers took a more aggressive stance, and in Latin America where the Brazilian central bank cut rates again and talked of additional fiscal stimulus measures. The European Central Bank also made further moves to address the European sovereign debt crisis. This was viewed positively by the market and once again helped risk assets move forward.

For the year ended July 31, 2012, the Fund returned -16.70% (Class A at NAV) versus the benchmark MSCI Emerging Markets Index, which posted a return of -13.64%. For most of the period, investors avoided anything deemed to be a “risky asset” and a number of the Fund’s higher beta¹ names were punished, in particular, the pro-cyclical names of the Europe, Middle East and Africa (EMEA) sub-portfolio. Conversely, when markets had moments of “risk-on” appetite, EMEA powered performance forward, especially in African Petroleum and Gulf Keystone Petroleum. In the Latin America sub-portfolio, performance was boosted by the positions in the Mexican stocks, FEMSA and Bank Grupo Financiero Banorte. Both companies reported strong results and were beneficiaries of the continued outperformance of the Mexican market versus other regional markets. The main positive contributors in Asia were Prada, the Hong Kong-listed luxury goods retailer, and Robinson Department Store in Thailand which performed well on a recovery in sales following last year’s devastating floods and new store openings outside Bangkok.

Over the period, the Fund maintained its allocation of an overweight to EMEA, underweight to Latin America and even-weight to Asia. At the end of the period, the Fund increased its cash position to 10% to mitigate against further market falls and to provide the Portfolio Managers with the capital to move quickly should opportunities present themselves. In Asia, the Fund has continued to have a strong bias to shares focused on the growth and strength of the Asian domestic consumer. In Latin America the Fund increased its weighting in Mexico to an overweight as both a defensive measure relative to the large index weighting in Brazil and as a reflection of the growing Mexican industrial renaissance. In the EMEA sub-portfolio, we made no changes to the overall theme and remain overweight commodity-related equities.

We expect markets to remain volatile over the next few months. The main positive is valuation; many shares in the emerging markets are trading on historic price-to-book value multiples close to the lows experienced during the global financial crisis in 2008. Going forward we believe the market will see both an improvement in China and some marked progress within Europe. Both would improve investor risk appetite and thus improve the outlook for emerging markets equities.

¹Beta measures a fund’s risk relative to its benchmark, and also indicates an individual stock’s risk and volatility relative to the market as a whole. A beta of 1.00 indicates that the fund is as volatile as its benchmark.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012
			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/31/10)*
Class A	HEMAX	-16.70%	-12.36%
Class C	HEMCX	-17.31	-12.99
Class I	HEMIX	-16.38	-12.09
With sales charge
Class A		-21.45%	-15.57%
Class C		-17.31	-12.99
Index
MSCI Emerging Markets Index		-13.64%	-8.47%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 3.98%, 4.73% and 3.73%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

European Focus Fund

European equity markets were volatile during the reporting period. In addition to concerns over the sustainability of sovereign debt in the Eurozone, the region was also affected by worries of slowing global economic growth, particularly in China. During the latter part of 2011, contagion worries were rife as issues centered on measures to try and deal with the Eurozone crisis, including haircuts to Greek bonds, recapitalization of the banks and a plan to leverage the European Financial Stability Facility. The new year began with one of the strongest starts since 1998 as risk assets were buoyed by the increased liquidity from the European Central Bank (ECB) and positive earnings and banking stress test results in the US. However, the second quarter of 2012 proved to be challenging for European markets as woes continued to center on the need for political action to resolve sovereign debt problems, softening macroeconomic data from China and the US, as well as falling commodities prices. July saw a slight improvement in investor sentiment and with it a broad-based rally in risk assets after signs of a global easing in monetary policy and growing expectations for further action from the ECB. Commodity and oil prices rose and European markets outperformed other global markets.

European Focus Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
BP plc	5.8%
African Petroleum Corp., Ltd.	4.7
African Minerals, Ltd.	3.6
Continental AG	2.9
Sky Deutschland AG	2.9
Providence Resources plc	2.8
Svenska Cellulosa AB, B Shares	2.8
Zhaikmunai LP, GDR	2.8
Renault S.A.	2.7
Smith & Nephew plc	2.5

For the year ended July 31, 2012, the Fund returned -18.35% (Class A at NAV) versus the benchmark MSCI Europe Index, which posted a return of -11.97%. Although underweight, exposure to financials was the most detrimental to performance and industrial and materials companies struggled in the “risk-off” environment and outweighed positive returns from consumer staples and healthcare.

However, recent performance has been relatively strong and possibly indicates that the sell-off in cyclically exposed shares had become too extreme and that selected, good quality companies had reached attractive levels compared to more defensive areas of the market. On a stock level, resource related names suffered the most, including African Minerals, Northland Resources, Exillon Energy and Borders & Southern. On a positive note, Providence Resources is currently appraising its Ballyroe oil field in the Celtic Sea and recently upgraded its ‘oil in place’ estimate at the field, and African Petroleum benefited from its successful offshore-Liberia drilling campaign.

The Fund initiated a number of positions in stocks believed to be oversold and offering attractive entry points; for instance, Russian oil producer RusPetro at its London initial public offering, GKN, the automotive components and aerospace equipment producer, and G4S, after the shares fell due to the company struggling to meet their staffing commitments for the London Olympics contract. Key sales included European Goldfields and Kalahari Minerals; both of which had performed well for the Fund and were in the process of being acquired.

Materials and energy-related stocks are two cyclical areas of the market that have remained sluggish even as the broader market has made some ground. We are hopeful that over the coming months we will see both an improvement in sentiment towards China and some progress within Europe; both of which could help the Fund’s performance. We see significant value in the Fund’s current holdings and are optimistic of realizing this value over time.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	-18.35%	7.32%	-1.64%	14.79%	15.03%
Class B	HFEBX	-19.01	6.49	-2.39	14.11	14.41
Class C	HFECX	-18.98	6.49	-2.39	13.94	14.18
Class I**	HFEIX	-18.08	7.61	-1.46	14.89	15.12
With sales charge
Class A		-23.04%	5.22%	-2.80%	14.11%	14.40%
Class B		-23.01	5.60	-2.61	14.11	14.41
Class C		-18.98	6.49	-2.39	13.94	14.18
Index
MSCI Europe Index		-11.97%	3.84%	-5.75%	7.04%	4.77%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.54%, 2.29%, 2.29% and 1.29% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

Global equity markets finished down during the period amidst continued macroeconomic uncertainty. While at the company level earnings and dividend growth remained strong, mixed economic data and ongoing fears surrounding the sovereign debt crisis in the Eurozone led to volatility in the equity markets.

For the year ended July 31, 2012, the Fund returned 1.59% (Class A at NAV) versus the benchmark MSCI World Index, which posted a return of -1.40%. The Fund also continued to meet its income objectives over the period. Strong relative performance was largely driven by positive stock selection in shares with a defensive bias and lower beta1, which fared well during periods of high volatility and declining markets. At the stock level, among the top performers during the period was Pfizer, the global pharmaceutical company, which announced an increase to its quarterly dividend and a new share repurchase program that was met with a positive reaction by the market. Verizon Communications was also an outperformer, benefitting from rising margins in the wireless division as customers used more data on their smartphones, driving up average revenue per customer. Among the emerging market positions, CCR, the Brazilian toll road operator, also performed well on strong traffic growth.

Global Equity Income Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Vodafone Group plc	3.5%
Pfizer, Inc.	3.3
Merck & Co., Inc.	3.2
Centrica plc	2.9
Royal Dutch Shell plc, Class B	2.7
ENI SpA	2.7
Telstra Corp., Ltd.	2.5
British American Tobacco plc	2.4
United Utilities Group plc	2.2
BAE Systems plc	2.1

The Fund’s geographic exposure varied throughout the period in accordance with the investment process and regional rotation strategy. For example, the weighting within the Eurozone was reduced, in particular among the peripheral Eurozone countries which are more vulnerable to debt crises. During the period we took advantage of market volatility to reduce positions in holdings that had performed well and/or paid their annual dividend in order to invest in new positions where we see the potential for better opportunities from income and capital growth over the medium-term.

The Fund initiated a new position in SJM Holdings, the Macau casino operator, following strong gaming growth in the region, which could lead to earnings upgrades and strong cash generation. A new position was also added in Cinemark, the US and Latin American cinema operator, which we believe can benefit from structural growth in the Latin American region.

While there are currently a number of uncertainties surrounding the future of the Eurozone and a potential slowdown in global economic growth, we believe that at current valuation levels, there are strong opportunities for capital and dividend growth within the equity markets over the long-term. We see particularly attractive opportunities in equities with an above-average level of yield relative to, for example, government bond yields, which are at or near historic lows.

¹Beta measures a fund’s risk relative to its benchmark, and also indicates an individual stock’s risk and volatility relative to the market as a whole. A beta of 1.00 indicates that the fund is as volatile as its benchmark.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(11/30/06)*
Class A	HFQAX	1.59%	7.03%	-0.79%	1.09%
Class C	HFQCX	0.82	6.27	-1.53	0.34
Class I**	HFQIX	1.87	7.30	-0.60	1.27
With sales charge
Class A		-4.20%	4.96%	-1.96%	0.04%
Class C		0.82	6.27	-1.53	0.34
Index
MSCI World Index		-1.40%	9.05%	-1.71%	0.05%
MSCI World High Dividend Yield Index		3.94	11.37	-1.38	0.43

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.32%, 2.07% and 1.07%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Leaders Fund

The second half of 2011 was volatile for global equity markets. The declines and rallies were driven not by changes in company fundamentals but rather political indecision and rhetoric from central bankers and ratings agencies. The picture improved somewhat at the start of 2012 as risk assets found favor. Growth sensitive sectors such as consumer discretionary, materials, industrials and information technology delivered some of the strongest returns as demand proved robust and earnings resilient. Rather predictably however, the second quarter in 2012 witnessed a sharp reversal with the Eurozone at the epicenter of concern. Investors were becoming increasingly frustrated with politicians and the lack of a permanent solution to sovereign debt levels and stagnation in economic growth, which was combined with weakened news flow from the US and China. However, June proved a little stronger, extending into July.

Global Leaders Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Apple, Inc.	4.5%
Occidental Petroleum Corp.	4.3
Dollar General Corp.	4.0
United Parcel Service, Inc., Class B	3.9
Bayer AG	3.7
Microsoft Corp.	3.4
Unilever plc	3.4
VF Corp.	3.3
Pfizer, Inc.	3.3
National Oilwell Varco, Inc.	3.3

For the year ended July 31, 2012, the Fund returned -2.37% (Class A at NAV) versus the benchmark MSCI World Index, which posted a return of -1.40%. By sector, stock selection in energy and consumer staples detracted the most from performance and outweighed positive returns from information technology and materials. By region, holdings in North America and Europe were positive but were held back by selections in Asia Pacific. On the downside, Tempur-Pedic was the worst performer after the luxury mattress maker cut its full-year profit and revenue forecasts amid lower-than-expected sales in North America. Makita, the Japanese tool manufacturer, and Bank of China also performed poorly. Positive performers included Apple, which soared through $600 per share for the first time on the back of strong demand for its next generation iPad and its intention to return $45 billion to shareholders. American Tower also performed well. The company generates business through renting antenna infrastructure to mobile phone operators and has benefitted from industry growth in various areas such as data provision.

Sales included the long-held position in Sands China after the company valuation had reached its target. The Fund added a position in Japanese multi-line insurer Tokyo Marine Holdings. The company has been well capitalized, has demonstrated strong risk management and could benefit from potential premium growth. German healthcare company Bayer was also added due to the promising pipeline of drugs in its pharmaceutical division and targeted growth in its crop science division to bring it in line with peers. The Fund also purchased Google, attractive as a pivotal market player and on the success of its ‘Android’ devices.

Investors have reacted positively to the prospect of a banking union in the Eurozone though political negotiations are still at an early stage. That said, we believe valuations are attractive in Europe and forward-looking investors may begin to put cash to work, even though we are likely to see further weakness in economic growth globally in the near-term. The drop in inflation levels, however, is a positive sign; in Asia it allows authorities to loosen monetary policy and in Western economies it allows central banks scope to consider further stimulus should economic growth stagnate or weaken further. We believe that focusing on corporate valuations and fundamentals will allow us to seek investments to deliver on shareholder goals.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Global Leaders Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(11/30/06)*
Class A	HFPAX	-2.37%	7.90%	-2.53%	0.07%
Class C	HFPCX	-3.09	7.12	-3.25	-0.41
Class I**	HFPIX	-2.07	8.05	-2.45	0.14
With sales charge
Class A		-7.99%	5.80%	-3.69%	-0.97%
Class C		-3.09	7.12	-3.25	-0.41
Index
MSCI World Index		-1.40%	9.05%	-1.71%	0.05%

* Average annual return

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.09%, 2.84% and 1.84%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hender-songlobalinvestors. com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Global Opportunities Fund changed its name, investment objective and policies and became the Henderson Global Leaders Fund. The Fund’s historical performance may not represent current investment policies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

The reporting year has been characterized by continued market volatility as Eurozone debt issues continued to cause concern. Increasing capital ratios and toxic debt caused the financial sector to reduce lending and, coupled with low confidence, stalled global growth. The US started to show some promise towards the back end of 2011 after political spatting over the debt ceiling was resolved. Data in 2012 spurred the market into a rally that lasted a few months and the technology sector performed particularly well during this period. However, in the second quarter of 2012, retraction seemed inevitable as Europe’s woes failed to receive a permanent solution, dovetailing with soft releases from the US and China. In this environment, the technology sector underperformed the wider market as news flow emerged from many technology companies that growth rates were under pressure.

Global Technology Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Apple, Inc.	8.0%
Samsung Electronics Co., Ltd.	3.5
Google, Inc., Class A	3.3
Cadence Design Systems, Inc.	3.2
MasterCard, Inc., Class A	3.2
Microsoft Corp.	3.1
Cisco Systems, Inc.	3.0
Cognizant Technology Solutions Corp.	3.0
Nuance Communications, Inc.	2.8
VeriFone Systems, Inc.	1.8

For the year ended July 31, 2012, the Fund returned -4.18% (Class A at NAV) versus the benchmark MSCI AC World IT Index, which posted a return of 5.91%. Apple’s substantial size in the index (approximately 15%) and strong stock performance hindered the Fund’s performance versus the index (Apple is the Fund’s largest position but given the Fund’s construction process, the position is structurally underweight relative to the index). At the sector level, the main drag to relative performance was weakness in internet software & services and internet & catalog retail. The biggest stock specific drags included Netflix, OpenTable and NetApp. The biggest positive contributors to relative performance were the communications equipment and office electronics sectors. At the stock level, Telecity, ASML and Priceline all contributed positively to performance. MasterCard also performed very well as it continued to gain market share over traditional payment methods of cash and checks.

The Fund added a number of positions including some in its core themes. Within e-commerce, the Fund bought eBay following a reacceleration in growth trends as a result of smartphone popularity. eBay also owns PayPal, an electronic payment company that falls into the paperless payment theme. This theme was bolstered with purchases of Verifone and Cielo. Within online advertising, LinkedIn was also amongst the new positions added. LinkedIn operates a social networking website used for professional networking. Elsewhere, the Fund bought Tibco Software, a leading provider of middleware and infrastructure software, and social networker Mail.ru Group, a Russian site that has leveraged its consumer base in free e-mail to generate additional revenue in gaming and recruitment.

Economic factors will continue to dominate going forward, although technology companies again showed in the latest reporting season that they remain resistant. The Fund will continue to be biased towards our favored long term secular growth themes of e-commerce, online advertising, data growth, connectivity and paperless payment. There will continue to be an overall bias towards companies with strong barriers to entry. We believe that these characteristics, combined with the gradual increase of technology’s share of spending within the overall economy, offer a strong risk/reward proposition for investors relative to the world equity market.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by industry
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/01)*
Class A	HFGAX	-4.18%	13.91%	4.00%	11.38%	7.32%
Class B	HFGBX	-4.97	13.03	3.21	10.77	6.78
Class C	HFGCX	-4.87	13.06	3.23	10.58	6.54
Class I**	HFGIX	-3.87	14.22	4.20	11.49	7.42
With sales charge
Class A		-9.68%	11.70%	2.78%	10.72%	6.74%
Class B		-8.97	12.24	3.04	10.77	6.78
Class C		-4.87	13.06	3.23	10.58	6.54
Index
MSCI AC World IT Index		5.91%	11.58%	1.76%	7.57%	3.66%
S&P 500		9.13	14.11	1.13	6.33	3.82

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.55%, 2.30%, 2.30% and 1.30%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

The period was volatile for risk assets and dominated by worries over slowing global economic growth, particularly in China, and the sustainability of sovereign debt in the Eurozone. Concerns in the latter part of 2011 centered on contagion worries in the Eurozone and, after three months of gains in 2012, the second quarter proved more uncertain as global equities fell amid resumed sovereign debt issues, primarily with Greece. Softening macroeconomic releases from the US and China as well as falling commodities added to the bearish sentiment, although this did spur policymakers to become more accommodative by initiating easing policies where possible. After the Greeks elected a “pro-Euro” government, politics and macroeconomics dominated the overall market direction with investors wavering between whether or not policymakers would increase stimulus measures. Although markets trended upwards at the end of the period, significant volatility remained as weak economic data was released by the US and China. A mixed second quarter earnings reporting season added further uncertainty, although overall, earnings were generally ahead of downbeat expectations.

International Opportunities Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Samsung Electronics Co., Ltd.	3.1%
Fresenius SE & Co., KGaA	2.9
Capita Group plc	2.8
ASML Holding N.V.	2.8
Telefonaktiebolaget LM Ericsson, B Shares	2.8
Deutsche Post AG	2.7
Roche Holding AG	2.7
Continental AG	2.6
SAP AG	2.6
Daiwa Securities Group, Inc.	2.5

For the year ended July 31, 2012, the Fund returned -11.17% (Class A at NAV) versus the benchmark MSCI EAFE Index, which posted a return of -10.99%. Three of the Fund’s sub-portfolios (which focus on certain regions or sectors) underperformed in a year dominated by volatility within global equity markets, but performance was bolstered by returns from the European growth and technology sub-portfolios. There was a wide dispersion in performance, with financials and the more cyclical stocks bearing the brunt of the falls, including AXA and Banco Santander (financials), Indian-focused energy company Essar Energy, the French Telecom equipment maker Alcatel Lucent and Japanese retailer Yamada Denki (cyclical stocks). On the positive side, more stable growth positions drove the performance of the European growth sub-portfolio, such as Essilor and Inditex, with Baidu and Samsung Electronics making gains for both the technology and Asia sub-portfolios.

Trading activity was spread between the sub-portfolios and included buying a stake in African Petroleum, an oil and gas exploration company focused on offshore West Africa. Deutsche Telekom was also purchased as the company is set to benefit from a change in the European Union telecommunications regulatory environment. PTT, the Thai state-owned oil and gas company, and Kuhne & Nagel, the global transportation and logistics company, were sold and positions were initiated in AIA, a Pan Asian life insurer and Kasikornbank, Thailand’s third-largest commercial bank and second largest private bank. The Fund also bought a position in ASML, a world leader in the provision of lithography systems for the semiconductor industry.

Second quarter earnings results were generally ahead of downbeat expectations; however, margins tended to outperform while revenues were weaker. This has added to the view that while demand is generally lackluster, in line with weak economic data, companies are continuing to manage their businesses well during this difficult environment. Company management teams are cautious in their outlooks for the second half of the year and overall equity market performance is likely to be dominated by political rhetoric and government action to stabilize finance and/or stimulate growth. Given this backdrop we continue to believe that focusing on the long-term fundamentals of a company has the potential to deliver positive shareholder returns.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/01) *
Class A	HFOAX	-11.17%	1.16%	-4.20%	8.80%	8.53%
Class B	HFOBX	-11.90	0.39	-4.93	8.17	7.95
Class C	HFOCX	-11.87	0.39	-4.92	7.99	7.72
Class R**	HFORX	-11.60	0.84	-4.48	8.51	8.24
Class I***	HFOIX	-10.93	1.43	-4.02	8.90	8.62
With sales charge
Class A		-16.29%	-0.82%	-5.33%	8.16%	7.94%
Class B		-15.90	-0.61	-5.17	8.17	7.95
Class C		-11.87	0.39	-4.92	7.99	7.72
Index
MSCI EAFE Index		-10.99%	3.78%	-5.13%	6.84%	4.73%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.44%, 2.19%, 2.19%, 1.69% and 1.19% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Japan Focus Fund

Japanese equities disappointed over the period reflecting the trend seen in markets elsewhere. While the sovereign issues within Europe dominated global attention, Japan had its own issues to contend with, notably a stronger yen and bond yields hitting fresh lows. Not that newsflow within the Japanese economy was poor. On the contrary, some figures have been encouraging as reflected in the stronger than expected housing starts. Nonetheless, with scant domestic support for equities and foreign investors looking to retrench, the stockmarket retreated.

Japan Focus Fund
Top 10 long-term holdings*
(at July 31, 2012)

As a percentage
Security	of net assets
Mitsubishi UFJ Financial Group, Inc.	6.2%
Yamada Denki Co., Ltd.	5.9
Rakuten, Inc.	4.9
Sumitomo Mitsui Financial Group, Inc.	4.7
Daiwa Securities Group, Inc.	4.5
Mizuho Financial Group, Inc.	4.3
Keyence Corp.	4.1
Canon, Inc.	4.0
Tokio Marine Holdings, Inc.	3.8
Credit Saison Co., Ltd.	3.6

For the year ended July 31, 2012, the Fund returned -6.22% (Class A at NAV) versus the benchmark MSCI Japan Index, which posted a return of -12.39%. Within the Fund it was the emphasis on the financial and consumer discretionary sectors that propelled relative outperformance. Among the strongest contributors was the Japanese financial services company Credit Saison, which witnessed an improvement in the more problematic areas of its business while underlying demand recovered. Hakuhodo, the advertising and public relations company, benefitted from an upturn in corporate spending while contributions from Benesse, a company that focuses on correspondence education and publishing, and information technology company Oracle Japan were a further indication that domestic activity had begun to recover. Less impressive performance came from Yamada Denki, the consumer electronics retailer, Nintendo, the multinational consumer electronics company, and Mitsui OSK, an international shipping company, which suffered from weaker than expected profits.

The Fund retains a domestic bias favoring financials and domestic services versus companies more dependent on demand overseas. Japanese banks are in robust shape and have been increasing business in overseas markets as incumbent banks retreat due to capital constraints. Domestic service companies are benefitting as the country recovers from the natural disasters in 2011. Investment activity within the portfolio centered around taking advantage of opportunities during periods of market volatility.

Markets have grinded higher over the past couple of months despite the backdrop of general uncertainty with regard to the economic outlook and investor sentiment, which remains fragile. There is always the possibility, if not probability, of further quantitative easing (QE) from various central banks. We believe investors want to know what life after QE is going to look like and how economies will progress. Japan is less influenced by the events playing out overseas, and investments within the Fund will concentrate on companies that are either focused on the domestic economy or are of the highest quality, which we believe can weather conditions abroad.

* For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Japan Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2012

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(1/31/06) *
Class A	HFJAX	-6.22%	1.46%	-5.45%	-4.03%
Class C	HFJCX	-6.92	0.73	-6.18	-4.74
Class I**	HFJIX	-5.89	1.58	-5.39	-3.98
With sales charge
Class A		-11.65%	-0.53%	-6.57%	-4.90%
Class C		-6.92	0.73	-6.18	-4.74
Index
MSCI Japan Index		-12.39%	-0.23%	-6.79%	-4.70%

* Average annual return.

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, C and I shares are 1.79%, 2.54% and 1.54%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.35%, 2.10% and 1.10% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ web-site at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Japan – Asia Focus Fund changed its name, investment objective and policies and became the Henderson Japan Focus Fund. The Fund’s historical performance may not represent current investment policies. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of investments

All Asset Fund
July 31, 2012

Shares		Value (note 2)

Investment companies - 55.70%

Alternatives - 14.99%
96,789	ASG Global Alternatives
	Fund	$987,250
63,497	BH Global, Ltd. *	1,144,869
451,354	BlueCrest AllBlue Fund, Ltd. *	1,164,093
105,152	Franklin Templeton Hard
	Currency Fund	987,382
75,227	Sprott Physical Gold
	Trust *	1,056,940
		5,340,534

Equity - 23.25%
82,685	Calamos Market Neutral
	Income Fund	1,032,733
37,613	Gateway Fund	1,026,471
86,367	Graphite Enterprise
	Trust plc	521,161
80,282	HarbourVest Global Private
	Equity (a) *	576,826
32,186	Henderson Global Technology
	Fund (b) *	639,861
116,377	Henderson Japan Focus
	Fund (b)	850,717
39,719	iShares MSCI Pacific ex-Japan
	Index Fund	1,700,768
6,694	SPDR S&P 500 ETF Trust	921,831
17,546	Vanguard Dividend
	Appreciation ETF	1,014,159
		8,284,527

Fixed income - 17.46%
73,785	Henderson Strategic Income
	Fund (b)	653,737
5,458	iShares Barclays TIPS Bond
	Fund	662,820
6,879	iShares iBoxx $High Yield
	Corporate Bond Fund	630,804
18,588	iShares iBoxx Investment
	Grade Corporate Bond Fund	2,254,353
8,570	iShares JP Morgan USD
	Emerging Markets Bond
	Fund	1,015,973
87,851	Legg Mason BW Global
	Opportunities Bond Fund	1,002,382
		6,220,069

	Total investment companies
	(Cost $19,903,451)	19,845,130

Shares	Value (note 2)

Short-term investments - 43.69%
10,046,657	Federated Obligations
	Fund (c)	$10,046,657
5,520,165	Fidelity Institutional
	Treasury Portfolio	5,520,165

	Total short-term investments
	(Cost $15,566,822)	15,566,822

Total investments - 99.39%
	(Cost $35,470,273)	35,411,952

Net other assets and liabilities – 0.61%		216,644
Total net assets – 100.00%		$35,628,596

ETF	Exchange-traded fund
*	Non income producing security
(a)	This security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Affiliated holding, see notes to financial statements for further information.
(c)	A portion of this security is segregated as collateral for futures contracts.

The Fund held the following open forward foreign currency contracts at July 31, 2012:

	Value date	Local amount (000’s)	Current notional value	Unrealized appreciation/ (depreciation)
Euro
Short	9/04/12	263	$323,116	$6,884
British
Pound
Short	9/04/12	1,586	2,487,066	(39,709)
Japanese
Yen
Short	9/04/12	56,620	724,973	410
Total				$(32,415)

During the four month period ended July 31, 2012, average monthly notional value related to forward foreign currency contracts was $1.0 million or 2.8% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

All Asset Fund
July 31, 2012 (continued)

The Fund held the following open futures contracts at July 31, 2012:

	Number of contracts	Expiration date	Aggregate notional value	Unrealized appreciation/ (depreciation)
Australian Treasury 10 Year Bond (Long)	8	9/17/12	$1,056,817	$(4,073)
Euro STOXX 50 Index (Long)	63	9/21/12	1,804,553	(5,301)
Hang Seng Index (Short)	7	8/30/12	889,770	(40,286)
Nikkei 225 Index (Long)	3	9/13/12	333,312	4,971
UK Gilt Bond (Long)	4	9/26/12	764,358	1,814
US Treasury 10 Year Note (Long)	16	9/19/12	2,154,500	29,775
Total				$(13,100)

During the four month period ended July 31, 2012, average notional value related to futures contracts was $1.1 million or 3.0% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2012

Shares		Value (note 2)

Common stocks - 89.48%

	Australia - 4.09%
300,234	African Petroleum
	Corp., Ltd. *	$384,930
899,209	Cape Lambert Resources,
	Ltd. *	311,843
		696,773

	Brazil - 10.20%
25,400	BR Malls Participacoes
	S.A	296,490
44,900	CCR S.A.	374,678
9,000	Embraer S.A., ADR	228,420
25,100	OGX Petroleo e Gas
	Participacoes S.A. *	69,205
19,900	Petroleo Brasileiro S.A.,
	ADR	390,637
21,000	Vale S.A., ADR	379,050
		1,738,480

	Canada - 0.20%
169,161	Shamaran Petroleum
	Corp. *	33,736

	China - 13.22%
116,000	Anhui Conch Cement Co.,
	Ltd., Class H	305,905
3,480	Baidu, Inc., ADR *	419,410
125,000	China Life Insurance Co.,
	Ltd., Class H	344,952
190,500	CITIC Securities Co., Ltd.,
	Class H	334,094
390,000	PetroChina Co., Ltd.,
	Class H	488,839
151,000	Zhuzhou CSR Times Electric
	Co., Ltd., Class H	360,233
		2,253,433

	Hong Kong - 3.64%
286,000	Agile Property Holdings,
	Ltd	340,779
94,800	Sands China, Ltd	279,949
		620,728

	India - 5.32%
84,501	DLF, Ltd.	317,553
14,352	Jubilant Foodworks, Ltd. *	289,801
14,845	Tata Motors, Ltd., ADR	299,869
		907,223

Shares	Value (note 2)

	Indonesia - 4.73%
1,659,000	PT Adaro Energy Tbk	$255,905
392,404	PT Bank Mandiri Tbk	344,105
269,500	PT Mitra Adiperkasa Tbk	205,008
		805,018

	Italy - 2.44%
60,100	Prada SpA	415,795

	Kazakhstan - 1.86%
955,965	International Petroleum,
	Ltd. *	100,462
26,132	Zhaikmunai LP, GDR *	215,589
		316,051

	Korea - 14.83%
5,210	Gamevil, Inc. *	358,969
2,060	Hyundai Glovis Co., Ltd	395,374
26,040	Hyundai Greenfood
	Co., Ltd.	365,049
1,837	Hyundai Motor Co.	385,069
488	Samsung Electronics
	Co., Ltd.	564,990
3,327	SK Innovation Co., Ltd.	457,578
		2,527,029

	Luxembourg - 1.06%
4,700	Tenaris S.A., ADR	179,916

	Malaysia - 2.25%
320,800	AirAsia Berhad	383,381

	Mexico - 4.73%
134,902	Alsea de Mexico S.A.B.
	de C.V. *	185,942
4,600	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR	392,932
42,400	Grupo Financiero Banorte
	S.A.B. de C.V	227,647
		806,521

	Panama - 1.02%
2,250	Copa Holdings S.A., Class A	174,443

	Philippines - 2.71%
35,360	GT Capital Holdings, Inc. *	462,488

	Russia - 1.26%
94,476	RusPetro plc *	214,780

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2012 (continued)

Shares		Value (note 2)

	South Africa - 0.98%
87,957	Hummingbird Resources
	plc *	$119,287
123,923	Ncondezi Coal Co. *	48,087
		167,374

	Switzerland - 1.34%
4,307	DKSH Holding, Ltd. *	228,519

	Taiwan - 1.78%
79,348	Advanced Semiconductor
	Engineering, Inc., ADR	302,316

	Thailand - 2.36%
206,684	Robinson Department
	Store pcl	402,269

	Ukraine - 0.93%
16,231	Avangardco Investments
	Public, Ltd. *	158,090

	United Kingdom – 7.42%
65,258	African Minerals, Ltd. *	299,526
85,866	Allied Gold Mining plc *	184,436
31,110	Inchcape plc	183,738
67,503	InternetQ plc *	240,774
478,045	Madagascar Oil, Ltd. *	157,396
1,332,086	Sable Mining Africa, Ltd. *	198,409
		1,264,279

	United States - 1.11%
4,700	First Cash Financial
	Services, Inc. *	188,470

	Total common stocks
	(Cost $15,905,078)	15,247,112

Preferred stocks - 3.31%
	Brazil - 3.31%
30,410	Alpargatas S.A.I.C	180,750
24,200	Itau Unibanco
	Holding S.A.	383,454
		564,204

	Total preferred stocks
	(Cost $682,718)	564,204

	Total long-term investments
	(Cost $16,587,796)	15,811,316

Shares	Value (note 2)

Short-term investment - 10.18%
1,735,130	Fidelity Institutional
	Treasury Portfolio	$1,735,130

	Total short-term investment
	(Cost $1,735,130)	1,735,130

Total investments - 102.97%
	(Cost $18,322,926)	17,546,446

Net other assets and liabilities – (2.97)%		(505,482)
Total net assets – 100.00%		$17,040,964

*	Non income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2012 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Oil & Gas Exploration & Production	6.90%
Diversified Banks	5.61
Integrated Oil & Gas	5.16
Semiconductors	5.09
Steel	4.06
Airlines	3.27
Restaurants	2.79
Asset Management & Custody Banks	2.71
Oil & Gas Refining & Marketing	2.69
Internet Software & Services	2.46
Apparel, Accessories & Luxury Goods	2.44
Apparel Retail	2.36
Air Freight & Logistics	2.32
Soft Drinks	2.31
Automobile Manufacturers	2.26
Highways & Railtracks	2.20
Department Stores	2.14
Electrical Components & Equipment	2.11
Home Entertainment Software	2.11
Life & Health Insurance	2.03
Real Estate Development	2.00
Investment Banking & Brokerage	1.96
Diversified Real Estate Activities	1.86
Construction Materials	1.80
Coal & Consumable Fuels	1.78
Gold	1.78
Construction & Farm Machinery &Heavy Trucks	1.76
Precious Metals & Minerals	1.76
Real Estate Operating Companies	1.74
Casinos & Gaming	1.64
Advertising	1.41
Research & Consulting Services	1.34
Aerospace & Defense	1.34
General Merchandise Stores	1.20
Diversified Metals & Mining	1.16
Consumer Finance	1.11
Distributors	1.08
Footwear	1.06
Oil & Gas Equipment & Services	1.06
Packaged Foods & Meats	0.93
Long-Term Investments	92.79
Short-Term Investment	10.18
Total Investments	102.97
Net Other Assets and Liabilities	(2.97)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2012

Shares		Value (note 2)

Common stocks - 89.16%

	Australia - 4.65%
16,872,214	African Petroleum
	Corp., Ltd. *	$21,631,839

	Canada - 0.94%
574,646	Africa Oil Corp. *	4,349,168

	France - 4.91%
155,421	Alstom S.A.	5,170,858
406,202	AXA S.A.	4,972,919
289,328	Renault S.A.	12,669,652
		22,813,429

	Germany - 11.66%
149,985	Continental AG	13,615,472
66,349	Fresenius SE & Co., KGaA	7,085,987
132,872	HeidelbergCement AG	6,189,568
35,059	Linde AG	5,221,684
406,250	Rhoen Klinikum AG	8,747,373
4,365,037	Sky Deutschland AG *	13,373,143
		54,233,227

	Greece - 1.28%
600,575	Hellenic Telecommunications
	Organization S.A. *	1,492,673
336,150	JUMBO S.A. *	1,253,205
439,683	Motor Oil (Hellas) Corinth
	Refineries S.A.	2,596,732
226,640	Public Power Corp. S.A. *	599,544
		5,942,154

	Ireland - 4.40%
57,341,521	Petroceltic International
	plc *	7,232,690
1,299,948	Providence Resources
	plc *	13,217,233
		20,449,923

	Italy - 2.16%
2,954,046	UniCredit SpA *	10,060,732

	Kazakhstan - 2.77%
1,564,272	Zhaikmunai LP, GDR (b) *	12,905,244

	Luxembourg - 2.27%
393,617	ArcelorMittal	6,327,461
741,587	SAF-Holland S.A. *	4,242,885
		10,570,346

Shares	Value (note 2)

	Netherlands – 0.00%
414,902	Amtel Vredestein
	N.V., GDR (a) (b) *	$—

	Norway - 1.37%
7,668,834	Northland Resources
	S.A. *	6,386,931

	Portugal - 2.38%
817,512	Galp Energia, SGPS, S.A.,
	B Shares	11,064,532

	Russia – 3.89%
580,570	Phosagro OAO, GDR	7,210,679
4,795,000	RusPetro plc *	10,900,871
		18,111,550

	Spain - 4.53%
1,034,243	Banco Santander S.A.	6,299,035
44,736	Banco Santander S.A.
	(rights shares) (a)	272,464
707,879	Indra Sistemas S.A.	6,282,336
418,145	Obrascon Huarte Lain S.A.	8,231,768
		21,085,603

	Sweden - 2.79%
761,443	Svenska Cellulosa AB,
	B Shares	12,965,687

	Switzerland - 3.02%
137,484	Aryzta AG *	6,836,882
69,849	DKSH Holding, Ltd. *	3,706,011
13,208	Kuoni Reisen
	Holding AG *	3,483,622
		14,026,515

	United Kingdom – 36.14%
3,631,357	African Minerals, Ltd. *	16,667,499
955,783	Aviva plc	4,369,698
1,035,673	BAE Systems plc	5,015,857
4,027,359	BP plc	26,838,915
3,501,600	Bwin.Party Digital
	Entertainment plc	5,643,704
3,226,012	Carphone Warehouse
	Group plc	6,410,893
1,226,610	Centamin plc *	1,280,812
484,183	Chemring Group plc	2,196,153
2,269,342	Cobham plc	8,272,323
616,882	Edwards Group Ltd. *	4,163,954
4,188,429	Essar Energy, Ltd. *	7,564,988
1,688,372	Exillon Energy plc *	2,567,701
2,281,212	G4S plc	8,866,389
400,000	Genel Energy plc *	4,016,832
2,882,354	GKN plc	9,508,186

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2012 (continued)

Shares		Value (note 2)

	United Kingdom (continued)
973,599	Gulf Keystone Petroleum,
	Ltd. *	$2,919,350
192,530	Imperial Tobacco Group
	plc	7,483,065
3,806,648	ITV plc	4,506,032
686,467	Juridica Investments,
	Ltd. (b)	831,424
4,350,000	Mytrah Energy, Ltd. * (b)	3,537,952
4,936,156	Rentokil Initial plc	5,576,060
1,112,498	Smith & Nephew plc	11,398,545
2,883,706	TalkTalk Telecom Group plc	7,848,837
1,155,549	Tesco plc	5,763,106
1,056,687	Tullett Prebon plc	4,522,865
311,500	Zanaga Iron Ore Co., Ltd. *	327,218
		168,098,358

	Total common stocks
	(Cost $455,983,344)	414,695,238

REITs - 0.93%
	United Kingdom - 0.93%
509,518	Shaftesbury plc	4,349,727

	Total REITs
	(Cost $2,384,954)	4,349,727

Contracts

Options purchased - 0.00%
	United Kingdom – 0.00%
4,761	BP plc, Call @ $719
	Expires 12/21/12	—

	Total options purchased
	(Cost $319,726)	—

	Total long-term investments
	(Cost $458,688,024)	419,044,965

Shares

Short-term investment - 9.61%
44,690,683	Fidelity Institutional
	Treasury Portfolio	44,690,683

	Total short-term investment
	(Cost $44,690,683)	44,690,683

		Value
		(note 2)
Total investments - 99.70%
	(Cost $503,378,707)	$463,735,648

Net other assets and liabilities – 0.30%		1,374,066
Total net assets – 100.00%		$465,109,714

*	Non income producing security
(a)	Fair valued at July 31, 2012 as determined in good faith using procedures approved by the Board of Trustees.
(b)	This security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

The Fund held the following open forward foreign currency contracts at July 31, 2012:

		Local		Current	Unrealized
	Value	amount		notional	appreciation/
	date	(000’s	)	value	(depreciation	)
Euro
Short	8/17/12	35,651		$43,872,813	$1,127,187

During the year ended July 31, 2012, average monthly notional value related to forward foreign currency contracts was $22.2 million or 4.8% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2012 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Oil & Gas Exploration & Production	18.77%
Integrated Oil & Gas	8.15
Precious Metals & Minerals	3.58
Diversified Banks	3.58
Aerospace & Defense	3.33
Auto Parts & Equipment	2.96
Tires & Rubber	2.93
Cable & Satellite	2.87
Paper Products	2.79
Automobile Manufacturers	2.72
Health Care Equipment	2.45
Multi-line Insurance	2.01
Security & Alarm Services	1.91
Health Care Facilities	1.88
Construction & Engineering	1.77
Alternative Carriers	1.69
Tobacco	1.61
Fertilizers & Agricultural Chemicals	1.55
Health Care Services	1.52
Packaged Foods & Meats	1.47
Steel	1.43
Computer & Electronics Retail	1.38
Diversified Metals & Mining	1.37
IT Consulting & Other Services	1.35
Construction Materials	1.33
Food Retail	1.24
Casinos & Gaming	1.21
Environmental & Facilities Services	1.20
Industrial Gases	1.12
Heavy Electrical Equipment	1.11
Investment Banking & Brokerage	0.97
Broadcasting	0.97
Diversified REIT’s	0.93
Industrial Machinery	0.89
Research & Consulting Services	0.80
Independent Power Producers & Energy Traders	0.76
Hotels, Resorts & Cruise Lines	0.75
Oil & Gas Refining & Marketing	0.56
Integrated Telecommunication Services	0.32
Gold	0.28
Specialty Stores	0.27
Industrial Conglomerates	0.18
Electric Utilities	0.13
Long-Term Investments	90.09
Short-Term Investment	9.61
Total Investments	99.70
Net Other Assets and Liabilities	0.30
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2012

		Value
Shares		(note 2)

Common stocks - 96.70%

	Australia - 5.09%
1,351,427	Amcor, Ltd.	$10,708,422
1,133,091	Crown, Ltd.	10,061,971
4,251,189	DUET Group	9,292,558
6,920,385	Telstra Corp., Ltd	29,090,540
		59,153,491

	Brazil - 2.85%
1,459,528	CCR S.A.	12,179,352
424,902	Cielo S.A., ADR	12,670,578
468,708	Vale S.A., ADR	8,310,193
		33,160,123

	Canada - 2.03%
331,508	Bank of Montreal	18,987,704
116,332	Crescent Point
	Energy Corp.	4,623,816
		23,611,520

	China - 0.95%
28,961,000	Bank of China, Ltd.,
	Class H	11,054,529

	Cyprus - 1.07%
1,700,867	ProSafe SE	12,458,342

	France - 3.80%
1,700,000	France Telecom S.A	22,778,390
133,237	Neopost S.A.	7,603,295
300,000	Total S.A	13,880,754
		44,262,439

	Germany - 2.36%
1,218,546	Deutsche Post AG	21,949,733
487,267	Deutsche Telekom AG	5,501,916
		27,451,649

	Hong Kong - 3.12%
885,000	Cheung Kong Holdings, Ltd.	11,640,682
3,452,000	NWS Holdings, Ltd.	5,288,375
5,248,000	SJM Holdings, Ltd	9,379,767
830,500	Swire Pacific, Ltd.,
	Class A	9,959,960
		36,268,784

	Israel - 0.51%
500,786	Israel Chemicals, Ltd.	5,927,094

	Italy - 2.70%
1,513,337	ENI SpA	31,356,239

Shares	Value (note 2)

	Netherlands - 5.01%
1,000,000	Delta Lloyd N.V.	$13,060,693
893,899	Royal Dutch Shell plc,
	Class B	31,526,738
392,359	Unilever N.V.	13,640,339
		58,227,770

	Norway - 1.07%
316,508	Seadrill, Ltd.	12,413,417

	Singapore - 2.74%
1,773,200	Keppel Corp., Ltd.	15,930,871
2,346,000	SembCorp Industries, Ltd.	9,972,951
1,005,000	Venture Corp., Ltd.	6,024,831
		31,928,653

	South Africa - 1.07%
200,585	Kumba Iron Ore, Ltd.	12,485,132

	Taiwan - 3.12%
550,000	Asustek Computer, Inc	5,107,110
7,836,000	CTCI Corp	14,604,731
1,184,856	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	16,552,439
		36,264,280

	United Kingdom - 38.95%
3,080,760	Amlin plc	18,209,743
5,034,211	BAE Systems plc	24,381,135
2,311,548	Balfour Beatty plc	10,506,443
512,820	British American
	Tobacco plc	27,316,749
6,704,205	BT Group plc	22,840,815
6,839,413	Centrica plc	33,992,467
1,000,000	Dairy Crest Group plc	5,293,063
877,353	De La Rue plc	14,044,449
4,470,960	GKN plc	14,748,611
495,021	GlaxoSmithKline plc	11,397,305
742,247	ICAP plc	3,705,323
448,218	Imperial Tobacco
	Group plc	17,420,893
1,611,304	Inmarsat plc	12,419,209
507,873	Johnson Matthey plc	17,358,661
10,776,087	Legal & General
	Group plc	21,541,496
734,058	Phoenix Group Holdings	5,586,435
660,082	Provident Financial plc	13,308,939
86,650	Rio Tinto plc	4,002,945
13,366,272	RSA Insurance Group plc	22,821,425
576,242	Scottish & Southern
	Energy plc	11,862,445

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2012 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
599,747	Severn Trent plc	$16,220,408
772,324	Smiths Group plc	12,920,179
4,757,753	Smiths News plc	8,559,712
3,135,885	Standard Life plc	11,893,251
1,627,147	Tate & Lyle plc	16,837,411
1,732,885	Tullett Prebon plc	7,417,149
2,412,562	United Utilities Group plc	25,834,721
14,193,813	Vodafone Group plc	40,635,391
		453,076,773

	United States - 20.26%
276,006	Abbott Laboratories	18,301,958
381,864	AGL Resources, Inc.	15,465,492
351,341	Cinemark Holdings, Inc.	8,214,353
277,690	Johnson & Johnson	19,221,702
180,000	Mattel, Inc.	6,330,600
241,719	McGraw-Hill Cos., Inc.	11,351,124
853,773	Merck & Co., Inc.	37,711,153
500,388	Microsoft Corp.	14,746,434
1,046,481	New York Community
	Bancorp, Inc.	13,583,323
442,841	NYSE Euronext	11,283,589
1,575,277	Pfizer, Inc	37,869,659
374,247	Pitney Bowes, Inc	4,999,940
423,573	Reynolds American, Inc	19,598,723
376,500	Verizon Communications,
	Inc.	16,995,210
		235,673,260

	Total common stocks
	(Cost $1,068,285,064)	1,124,773,495

REITs - 1.12%

	United Kingdom - 1.12%
1,554,616	British Land Co., plc	13,027,931

	Total REITs
	(Cost $12,259,822)	13,027,931

	Total long-term investments
	(Cost $1,080,544,886)	1,137,801,426

Short-term investments - 2.04%

3,492,301	Federated Obligations
	Fund	3,492,301
20,235,899	Fidelity Institutional
	Treasury Portfolio	20,235,899

	Total short-term investments
	(Cost $23,728,200)	23,728,200

		Value
		(note 2)
Total investments - 99.86%
	(Cost $1,104,273,086)	$1,161,529,626

Net other assets and liabilities – 0.14%		1,586,143
Total net assets – 100.00%		$1,163,115,769

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

The Fund held the following open forward foreign currency contracts at July 31, 2012:

		Local		Current	Unrealized
	Value	amount		notional	appreciation/
	date	(000’s	)	value	(depreciation )
Australian
Dollar
Short	10/12/12	23,000		$24,015,123	$(671,273)
British
Pound
Short	10/12/12	140,000		219,492,943	(2,191,943)
Total					$(2,863,216)

During the year ended July 31, 2012, average monthly notional value related to forward foreign currency contracts was $117.4 million or 10.1% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2012 (continued)

Other information:

% of net
Industry concentration as a percentage of net assets:	assets
Pharmaceuticals	10.70%
Integrated Telecommunication Services	8.36
Integrated Oil & Gas	6.60
Tobacco	5.53
Life & Health Insurance	4.48
Industrial Conglomerates	3.79
Multi-Utilities	3.72
Water Utilities	3.61
Wireless Telecommunication Services	3.49
Packaged Foods & Meats	3.07
Diversified Banks	2.58
Construction & Engineering	2.16
Aerospace & Defense	2.10
Multi-line Insurance	1.96
Air Freight & Logistics	1.89
Steel	1.79
Casinos & Gaming	1.67
Property & Casualty Insurance	1.56
Specialty Chemicals	1.49
Semiconductors	1.42
Gas Utilities	1.33
Auto Parts & Equipment	1.27
Systems Software	1.27
Commercial Printing	1.21
Thrifts & Mortgage Finance	1.17
Consumer Finance	1.14
Diversified REIT’s	1.12
Data Processing & Outsourced Services	1.09
Oil & Gas Equipment & Services	1.07
Alternative Carriers	1.07
Oil & Gas Drilling	1.07
Highways & Railtracks	1.05
Electric Utilities	1.02
Real Estate Development	1.00
Publishing	0.98
Specialized Finance	0.97
Investment Banking & Brokerage	0.96
Paper Packaging	0.92
Diversified Real Estate Activities	0.86
Distributors	0.74
Movies & Entertainment	0.71
Office Electronics	0.65
Leisure Products	0.54
Electronic Manufacturing Services	0.52
Fertilizers & Agricultural Chemicals	0.51
Computer Hardware	0.44
Office Services & Supplies	0.43
Oil & Gas Exploration & Production	0.40
Diversified Metals & Mining	0.34
Long-Term Investments	97.82
Short-Term Investments	2.04
Total Investments	99.86
Net Other Assets and Liabilities	0.14
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Leaders Fund
July 31, 2012

		Value
Shares		(note 2)

Common stocks - 98.90%

	Germany - 7.63%
6,714	Bayer AG	$511,432
2,051	Fresenius SE &
	Co., KGaA	219,044
46,000	Infineon Technologies AG	335,572
		1,066,048

	Indonesia - 2.68%
427,000	PT Bank Mandiri Tbk	374,443

	Japan - 9.05%
37,000	Kubota Corp.	353,779
7,900	Makita Corp	267,564
1,800	SMC Corp	305,280
14,500	Tokio Marine Holdings, Inc	336,307
		1,262,930

	Switzerland - 5.97%
213	SGS S.A.	426,742
1,190	Syngenta AG	406,743
		833,485

	United Kingdom - 14.28%
21,146	BG Group plc	418,401
19,262	Standard Chartered plc	442,278
13,266	Unilever plc	476,507
150,600	Vodafone Group plc	431,152
16,915	Xstrata plc	224,918
		1,993,256

	United States - 59.29%
1,018	Apple, Inc. *	621,753
2,200	BorgWarner, Inc. *	147,620
12,400	Broadcom Corp., Class A*	420,112
13,300	CBS Corp., Class B	445,018
15,900	Citigroup, Inc	431,367
11,000	Dollar General Corp. *	561,110
710	Google, Inc., Class A *	449,409
4,000	Kansas City Southern	291,200
5,250	Mead Johnson
	Nutrition Co	383,040
16,300	Microsoft Corp.	480,361
6,300	National Oilwell Varco, Inc.	455,490
6,900	Occidental Petroleum Corp. ..	600,507
14,000	Oracle Corp	422,800
19,100	Pfizer, Inc	459,164
4,362	Praxair, Inc.	452,601
2,500	Ralph Lauren Corp.	360,850

Value
Shares	(note 2)

	United States (continued)
5,170	Thermo Fisher
	Scientific, Inc.	$287,814
7,200	United Parcel Service, Inc.,
	Class B	544,392
3,100	VF Corp	462,830
		8,277,438

	Total long-term investments
	(Cost $12,150,582)	13,807,600

Short-term investment - 1.77%
247,535	Fidelity Institutional
	Treasury Portfolio	247,535

	Total short-term investment
	(Cost $247,535)	247,535

Total investments - 100.67%
	(Cost $12,398,117)	14,055,135

Net other assets and liabilities – (0.67)%		(93,403)
Total net assets – 100.00%		$13,961,732

*	Non income producing security

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Leaders Fund
July 31, 2012 (continued)

Other information:

% of net
Industry concentration as a percentage of net assets:	assets
Integrated Oil & Gas	7.30%
Pharmaceuticals	6.95
Systems Software	6.47
Packaged Foods & Meats	6.16
Apparel, Accessories & Luxury Goods	5.90
Diversified Banks	5.85
Semiconductors	5.41
Computer Hardware	4.45
Industrial Machinery	4.10
General Merchandise Stores	4.02
Air Freight & Logistics	3.90
Oil & Gas Equipment & Services	3.26
Industrial Gases	3.24
Internet Software & Services	3.22
Broadcasting	3.19
Other Diversified Financial Services	3.09
Wireless Telecommunication Services	3.09
Research & Consulting Services	3.06
Fertilizers & Agricultural Chemicals	2.91
Construction & Farm Machinery & Heavy Trucks	2.53
Property & Casualty Insurance	2.41
Railroads	2.09
Life Sciences Tools & Services	2.06
Diversified Metals & Mining	1.61
Health Care Services	1.57
Auto Parts & Equipment	1.06
Long-Term Investments	98.90
Short-Term Investment	1.77
Total Investments	100.67
Net Other Assets and Liabilities	(0.67)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2012

		Value
Shares		(note 2)

Common stocks - 93.42%

	Brazil - 1.43%
145,681	Cielo S.A.	$4,247,015

	China - 5.50%
42,586	Baidu, Inc., ADR *	5,132,465
677,163	China Digital TV Holding
	Co., Ltd., ADR *	1,841,883
85,412	NetEase.com, Inc., ADR *	4,510,608
162,900	Tencent Holdings, Ltd.	4,869,333
		16,354,289

	France - 1.78%
144,630	Cap Gemini	5,295,873

	Germany - 3.43%
77,491	SAP AG	4,944,587
265,327	Wirecard AG	5,255,978
		10,200,565

	Ireland - 1.52%
75,082	Accenture plc, Class A	4,527,445

	Israel - 1.43%
87,413	Check Point Software
	Technologies, Ltd. *	4,245,649

	Japan - 3.05%
110,500	Nippon Telegraph and
	Telephone Corp.	5,141,344
472,900	Taiyo Yuden Co., Ltd.	3,928,475
		9,069,819

	Korea - 3.53%
9,066	Samsung Electronics
	Co., Ltd.	10,496,313

	Netherlands - 1.64%
84,121	ASML Holding N.V.	4,887,386

	Russia – 1.51%
147,757	Mail.ru Group, Ltd. *	4,479,992

	United Kingdom – 6.81%
179,684	Rightmove plc	4,203,227
1,792,221	Spirent Communications
	plc	4,642,011
313,563	Telecity Group plc *	4,218,098
357,345	Velti plc *	1,947,530
1,842,068	Vodafone Group plc	5,273,647
		20,284,513

Value
Shares	(note 2)

	United States - 61.79%
64,751	ACI Worldwide, Inc. *	$2,849,692
21,718	Amazon.com, Inc. *	5,066,809
122,069	Analog Devices, Inc.	4,770,457
38,926	Apple, Inc. *	23,774,444
779,530	Cadence Design Systems,
	Inc. *	9,525,857
553,597	Cisco Systems, Inc.	8,829,872
58,787	Citrix Systems, Inc. *	4,272,639
154,901	Cognizant Technology
	Solutions Corp. *	8,793,730
342,642	Dell, Inc. *	4,070,587
113,191	eBay, Inc. *	5,014,361
185,890	EMC Corp. *	4,872,177
45,165	F5 Networks, Inc. *	4,217,508
82,482	Fusion-io, Inc. *	1,577,056
15,469	Google, Inc., Class A *	9,791,413
75,432	Intuit, Inc.	4,376,565
47,209	LinkedIn Corp., Class A *	4,846,004
21,569	MasterCard, Inc., Class A	9,416,378
739,514	Micron Technology, Inc. *	4,592,382
308,759	Microsoft Corp.	9,099,128
148,742	NetApp, Inc. *	4,859,401
412,658	Nuance Communications,
	Inc. *	8,397,590
71,779	OpenTable, Inc. *	2,609,884
7,133	Priceline.com, Inc. *	4,720,191
145,860	Synopsys, Inc. *	4,418,099
70,584	Teradata Corp. *	4,772,890
156,868	TIBCO Software, Inc. *	4,406,422
55,553	Time Warner Cable, Inc.	4,718,116
147,930	VeriFone Systems, Inc. *	5,368,380
38,911	Visa, Inc., A Shares	5,022,243
52,609	VMware, Inc., Class A *	4,774,793
		183,825,068

	Total long-term investments
	(Cost $236,448,766)	277,913,927

Short-term investment - 3.97%
11,812,326	Fidelity Institutional
	Treasury Portfolio	11,812,326

	Total short-term investment
	(Cost $11,812,326)	11,812,326

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2012 (continued)

Value
(note 2)

Total investments - 97.39%
(Cost $248,261,092)	$289,726,253

Net other assets and liabilities – 2.61%	7,750,931
Total net assets – 100.00%	$297,477,184

*	Non income producing security
ADR	American Depositary Receipts

Other information:

% of net
Industry concentration as a percentage of net assets:	assets
Internet Software & Services	15.29%
Application Software	14.52
Data Processing & Outsourced Services	9.85
Computer Hardware	9.36
IT Consulting & Other Services	7.86
Systems Software	6.74
Semiconductors	6.68
Communications Equipment	5.95
Computer Storage & Peripherals	4.42
Internet Retail	3.29
Wireless Telecommunication Services	1.77
Integrated Telecommunication Services	1.73
Semiconductor Equipment	1.64
Cable & Satellite	1.59
Publishing	1.41
Electronic Components	1.32
Long-Term Investments	93.42
Short-Term Investment	3.97
Total Investments	97.39
Net Other Assets and Liabilities	2.61
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2012

		Value
Shares		(note 2)

Common stocks - 96.80%

	Australia - 0.88%
16,500,000	African Petroleum
	Corp., Ltd. *	$21,154,624

	China - 6.30%
450,284	Baidu, Inc., ADR *	54,268,228
78,445,900	Bank of China, Ltd.,
	Class H	29,943,114
24,000,000	PetroChina Co., Ltd.,
	Class H	30,082,401
4,639,500	Ping An Insurance (Group)
	Co. of China, Ltd., Class H	36,405,480
		150,699,223

	France - 8.10%
1,194,149	Alstom S.A.	39,729,348
2,911,403	AXA S.A.	35,642,785
1,384,636	Renault S.A.	60,633,109
762,778	Sodexo	57,653,397
		193,658,639

	Germany - 14.52%
693,417	Continental AG	62,947,627
3,631,450	Deutsche Post AG	65,413,498
4,445,092	Deutsche Telekom AG	50,191,216
641,797	Fresenius SE & Co., KGaA	68,543,083
830,059	HeidelbergCement AG	38,666,583
966,373	SAP AG	61,662,841
		347,424,848

	Hong Kong - 2.93%
8,700,000	AIA Group, Ltd.	30,571,782
21,720,000	Brilliance China Automotive
	Holdings, Ltd. *	17,729,584
31,344,000	Lenovo Group, Ltd	21,786,034
		70,087,400

	India - 1.18%
1,400,000	Tata Motors, Ltd., ADR	28,280,000

	Israel - 0.37%
181,830	Check Point Software
	Technologies, Ltd. *	8,831,483

	Italy - 1.96%
3,218,300	Prada SpA	22,265,438
7,214,381	UniCredit SpA *	24,570,353
		46,835,791

Value
Shares	(note 2)

	Japan - 19.12%
1,682,500	Canon, Inc.	$57,070,400
16,132,000	Daiwa Securities
	Group, Inc.	60,914,432
221,100	Keyence Corp.	55,497,869
339,600	Nintendo Co., Ltd.	38,035,200
5,721,100	Rakuten, Inc.	57,046,232
4,600,000	Sekisui Chemical Co., Ltd.	39,331,840
1,590,300	Sumitomo Mitsui Financial
	Group, Inc.	50,645,330
1,109,950	Yamada Denki Co., Ltd.	57,894,992
2,482,200	Yamato Holdings Co., Ltd.	40,890,770
		457,327,065

	Korea - 4.75%
151,186	Hyundai Department
	Store Co., Ltd	17,049,167
2,573,225	Korean Reinsurance Co.	22,258,610
64,117	Samsung Electronics
	Co., Ltd.	74,232,529
		113,540,306

	Luxembourg - 1.77%
2,629,222	ArcelorMittal	42,265,197

	Netherlands - 2.77%
1,140,000	ASML Holding N.V.	66,233,402

	Portugal - 0.86%
1,515,614	Galp Energia, SGPS, S.A.	20,512,922

	Russia – 1.54%
16,250,000	RusPetro plc *	36,942,472

	Singapore - 1.17%
2,354,530	DBS Group Holdings, Ltd.	27,889,563

	Spain - 3.20%
4,149,218	Banco Santander S.A.	25,270,724
165,935	Banco Santander S.A.
	(rights shares) (b)	1,010,624
486,661	Industria de Diseno
	Textile S.A	50,196,361
		76,477,709

	Sweden - 5.27%
3,539,221	Svenska Cellulosa AB,
	B Shares	60,265,091
7,050,000	Telefonaktiebolaget LM
	Ericsson, B Shares	65,724,600
		125,989,691

	Switzerland - 2.73%
368,441	Roche Holding AG	65,400,825

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2012 (continued)

		Value
Shares		(note 2)

	Taiwan - 1.28%
2,200,000	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	$30,734,000

	Thailand - 1.47%
6,333,900	Kasikornbank pcl	35,221,878

	United Kingdom – 9.47%
4,866,966	BAE Systems plc	23,571,152
7,058,156	BP plc	47,036,594
6,084,352	Capita Group plc	67,824,800
12,039,871	Essar Energy, Ltd. *	21,745,976
1,030,151	Imperial Tobacco Group
	plc	40,038,888
5,241,598	Tesco plc	26,141,588
		226,358,998

	United States - 5.16%
51,783	Apple, Inc. *	31,626,985
298,621	Cognizant Technology
	Solutions Corp., Class A *	16,952,714
30,035	Google, Inc., Class A *	19,011,254
60,626	MasterCard, Inc., Class A	26,467,493
453,705	NetApp, Inc. *	14,822,542
21,863	Priceline.com, Inc. *	14,467,622
		123,348,610

	Total common stocks
	(Cost $2,237,592,784)	2,315,214,646

Contracts

Options purchased - 0.00%

	United Kingdom - 0.00%
7,401	BP plc, Call @ $719
	Expires 12/21/12	—

	Total options purchased
	(Cost $497,016)	—

	Total long-term investments
	(Cost $2,238,089,800)	2,315,214,646

Value
Shares	(note 2)

Short-term investments - 2.65%
2,448,818	Fidelity Institutional
	Treasury Portfolio	$2,448,818
60,977,723	Henderson Money
	Market Fund (a)	60,977,723

	Total short-term investments
	(Cost $63,426,541)	63,426,541
Total investments - 99.45%

	(Cost $2,301,516,341)	2,378,641,187

Net other assets and liabilities – 0.55%		13,127,156

Total net assets – 100.00%		$2,391,768,343

*	Non income producing security
(a)	Affiliated holding, see notes to financial statements for further information.
(b)	Fair valued at July 31, 2012 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipts

The Fund held the following open forward foreign currency contracts at July 31, 2012:

		Local		Current	Unrealized
	Value	amount		notional	appreciation/
	date	(000’s	)	value	(depreciation	)
Euro
Short	8/17/12	195,655		$240,774,349	$6,225,651

During the year ended July 31, 2012, average monthly notional value related to forward foreign currency contracts was $121.8 million or 5.1% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2012 (continued)

Other information:

% of net
Industry concentration as a percentage of net assets:	assets
Diversified Banks	8.13%
Air Freight & Logistics	4.44
Semiconductors	4.39
Integrated Oil & Gas	4.08
Oil & Gas Exploration & Production	3.34
Automobile Manufacturers	3.28
Internet Software & Services	3.06
Internet Retail	2.99
Health Care Equipment	2.87
Human Resource & Employment Services	2.84
Life & Health Insurance	2.80
Semiconductor Equipment	2.77
Communications Equipment	2.75
Pharmaceuticals	2.73
Auto Parts & Equipment	2.63
Application Software	2.58
Investment Banking & Brokerage	2.55
Paper Products	2.52
Computer & Electronics Retail	2.42
Restaurants	2.41
Office Electronics	2.39
Electronic Equipment & Instruments	2.32
Computer Hardware	2.23
Apparel Retail	2.10
Integrated Telecommunication Services	2.10
Steel	1.77
Tobacco	1.67
Heavy Electrical Equipment	1.66
Homebuilding	1.64
Construction Materials	1.62
Home Entertainment Software	1.59
Multi-line Insurance	1.49
Construction & Farm Machinery & Heavy Trucks	1.18
Data Processing & Outsourced Services	1.11
Food Retail	1.09
Aerospace & Defense	0.99
Apparel, Accessories & Luxury Goods	0.93
Reinsurance	0.93
Department Stores	0.71
IT Consulting & Other Services	0.71
Computer Storage & Peripherals	0.62
Systems Software	0.37
Long-Term Investments	96.80
Short-Term Investments	2.65
Total Investments	99.45
Net Other Assets and Liabilities	0.55
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Japan Focus Fund
July 31, 2012

		Value
Shares		(note 2)

Common stocks - 100.05%

	Japan - 100.05%
11,400	Benesse Holdings, Inc.	$539,174
29,100	Canon, Inc	987,072
38,100	Credit Saison Co., Ltd	872,947
51,000	Daiwa House Industry
	Co., Ltd.	729,830
291,000	Daiwa Securities
	Group, Inc.	1,098,816
127	INPEX Corp	713,638
4,000	Keyence Corp.	1,004,032
312,600	Mitsubishi UFJ Financial
	Group, Inc.	1,524,488
227,000	Mitsui OSK Lines, Ltd	694,438
644,100	Mizuho Financial Group,
	Inc.	1,063,538
13,500	Murata Manufacturing
	Co., Ltd.	678,240
6,600	Nintendo Co., Ltd.	739,200
16,600	Nippon Telegraph and
	Telephone Corp	772,365
4,420	Nippon Television
	Network Corp.	680,044
6,850	Nitori Holdings Co., Ltd	641,818
38,700	NS Solutions Corp	755,424
14,700	Oracle Corp., Japan	661,382
121,100	Rakuten, Inc.	1,207,512
12,100	SANKYO Co., Ltd	602,483
11,600	Secom Co., Ltd.	540,467
79,000	Sekisui Chemical Co., Ltd.	675,482
18,500	Seven & I Holdings
	Co., Ltd.	588,448
13,800	Shin-Etsu Chemical
	Co., Ltd.	703,027
36,200	Sony Corp	446,216
36,300	Sumitomo Mitsui Financial
	Group, Inc.	1,156,024
20,100	TDK Corp.	771,840
40,600	Tokio Marine Holdings, Inc	941,660
50,400	Tokyo Broadcasting
	System, Inc	583,834
27,760	Yamada Denki Co., Ltd.	1,447,962
46,800	Yamato Holdings Co., Ltd.	770,965
		24,592,366

	Total long-term investments
	(Cost $24,844,597)	24,592,366

Value
(note 2)

Total investments - 100.05%
(Cost $24,844,597)	$24,592,366

Net other assets and liabilities – (0.05)%	(11,761)

Total net assets – 100.00%	$24,580,605

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Japan Focus Fund
July 31, 2012 (continued)

Other information:

% of net
Industry concentration as a percentage of net assets:	assets
Diversified Banks	15.23%
Electronic Components	5.90
Computer & Electronics Retail	5.89
Broadcasting	5.14
Internet Retail	4.91
Investment Banking & Brokerage	4.47
Electronic Equipment & Instruments	4.09
Office Electronics	4.02
Property & Casualty Insurance	3.83
Consumer Finance	3.55
Integrated Telecommunication Services	3.14
Air Freight & Logistics	3.14
IT Consulting & Other Services	3.07
Home Entertainment Software	3.01
Diversified Real Estate Activities	2.97
Oil & Gas Exploration & Production	2.90
Specialty Chemicals	2.86
Marine	2.83
Homebuilding	2.75
Systems Software	2.69
Homefurnishing Retail	2.61
Leisure Products	2.45
Food Retail	2.39
Security & Alarm Services	2.20
Education Services	2.19
Consumer Electronics	1.82
Total Investments	100.05
Net Other Assets and Liabilities	(0.05)
100.00%

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2012

		Emerging
	All	Markets	European
	Asset	Opportunities	Focus
	Fund	Fund	Fund
Assets:
Investments, at fair value
Securities	$17,700,815	$15,811,316	$419,044,965
Affiliated companies, at fair value	2,144,315	—	—
Affiliated short-term investments, at fair value	—	—	—
Unaffiliated short-term investments, at fair value	15,566,822	1,735,130	44,690,683
Total investments	35,411,952	17,546,446	463,735,648
Foreign cash, at value	—	238,658	—
Foreign cash at broker for open futures contracts	232,213	—	—
Dividends and interest receivable	2,727	17,791	996,989
Receivable for investment securities sold	—	5,972	2,077,955
Receivable for fund shares sold	207,632	72,473	1,057,404
Receivable from investment adviser	2,496	—	—
Unrealized appreciation on open futures contracts	36,560	—	—
Receivable for open forward foreign currency contracts	7,294	—	1,127,187
Prepaid expenses and other assets	58,298	11,423	37,428
Total Assets	35,959,172	17,892,763	469,032,611
Liabilities:
Payable for investment securities purchased	100,791	772,670	2,128,474
Payable for fund shares redeemed	5,952	1,562	937,760
Payable to custodian	—	—	—
Unrealized depreciation on open futures contracts	49,660	—	—
Payable for open forward foreign currency contracts	39,709	—	—
Payable to investment adviser	—	9,524	396,048
Payable for 12b-1 distribution and service fees	1,577	3,455	142,802
Accrued expenses and other payables	132,887	64,588	317,813
Total Liabilities	330,576	851,799	3,922,897
Net assets	$35,628,596	$17,040,964	$465,109,714
Net assets consist of:
Paid-in capital	$35,693,867	$21,355,578	$788,866,914
Accumulated/undistributed net investment income (loss)	122,985	(33,071)	(728,786)
Accumulated net realized loss on investments, futures, options and foreign currency transactions	(86,171)	(3,473,529)	(284,495,084)
Net unrealized appreciation/(depreciation) of investments, futures, options and foreign currencies	(102,085)	(808,014)	(38,533,330)
	$35,628,596	$17,040,964	$465,109,714

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2012 (continued)

Global Equity	Global	Global	International	Japan
Income	Leaders	Technology	Opportunities	Focus
Fund	Fund	Fund	Fund	Fund

$1,137,801,426	$13,807,600	$277,913,927	$2,315,214,646	$24,592,366
—	—	—	—	—
—	—	—	60,977,723	—
23,728,200	247,535	11,812,326	2,448,818	—
1,161,529,626	14,055,135	289,726,253	2,378,641,187	24,592,366
987,893	—	8,193,097	165,525	—
—	—	—	—	—
8,111,600	9,313	209,764	6,758,862	33,999
8,122,914	—	568,606	18,998,084	262,055
6,952,741	—	468,813	2,107,568	2,359
—	2,717	—	—	—
—	—	—	—	—
—	—	—	6,225,651	—
30,134	13,865	33,356	77,337	15,899
1,185,734,908	14,081,030	299,199,889	2,412,974,214	24,906,678

16,370,983	50,380	491,190	9,999,801	167,333
1,748,893	30,946	722,299	5,551,053	89,594
—	—	—	877,558	15,332
—	—	—	—	—
2,863,216	—	—	—	—
791,464	—	247,802	1,982,458	4,896
400,962	6,378	99,415	657,531	10,528
443,621	31,594	161,999	2,137,470	38,390
22,619,139	119,298	1,722,705	21,205,871	326,073
$1,163,115,769	$13,961,732	$297,477,184	$2,391,768,343	$24,580,605

$1,344,898,688	$16,362,618	$286,500,204	$3,177,988,241	$53,421,968
(2,834,783)	(21,275)	(1,611,159)	16,188,583	193,188

(233,270,413)	(4,036,081)	(28,768,735)	(885,158,788)	(28,783,003)

54,322,277	1,656,470	41,356,874	82,750,307	(251,548)
$1,163,115,769	$13,961,732	$297,477,184	$2,391,768,343	$24,580,605

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2012 (continued)

		Emerging
	All	Markets	European
	Asset	Opportunities	Focus
	Fund	Fund	Fund
Net assets:
Class A Shares	$5,739,981	$7,011,390	$236,974,412
Class B Shares	N/A	N/A	$19,727,732
Class C Shares	$1,013,388	$2,305,198	$88,015,203
Class I Shares	$28,875,227	$7,724,376	$120,392,367
Class R Shares	N/A	N/A	N/A
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	578,187	879,579	10,558,117
Class B Shares (unlimited number of shares authorized)	N/A	N/A	928,385
Class C Shares (unlimited number of shares authorized)	102,286	292,119	4,141,143
Class I Shares (unlimited number of shares authorized)	2,905,365	967,391	5,359,706
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class A shares:
Net asset value and redemption price per share	$9.93	$7.97	$22.44
Maximum sales charge*	5.75%	5.75%	5.75%
Maximum offering price per share	$10.54	$8.46	$23.81
Class B shares:
Net asset value and offering price per share	N/A	N/A	$21.25
Class C shares:
Net asset value and offering price per share	$9.91	$7.89	$21.25
Class I shares:
Net asset value and offering price per share	$9.94	$7.98	$22.46
Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$35,470,273	$18,322,926	$503,378,707
Foreign cash, at cost	$230,185	$239,422	$—
*	On purchases of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2012 (continued)

Global Equity	Global	Global	International	Japan
Income	Leaders	Technology	Opportunities	Focus
Fund	Fund	Fund	Fund	Fund

$467,317,505	$7,124,661	$156,947,735	$1,263,648,217	$13,612,435
N/A	N/A	$9,750,915	$48,771,288	N/A
$363,750,604	$5,794,240	$69,286,287	$416,582,285	$8,898,529
$332,047,660	$1,042,831	$61,492,247	$656,312,816	$2,069,641
N/A	N/A	N/A	$6,453,737	N/A

66,187,563	719,625	7,969,764	65,731,180	1,864,560
N/A	N/A	536,380	2,690,582	N/A
51,743,121	596,915	3,818,033	22,988,974	1,272,827
46,968,592	104,945	3,093,812	34,089,059	283,140
N/A	N/A	N/A	340,847	N/A

$7.06	$9.90	$19.69	$19.22	$7.30
5.75%	5.75%	5.75%	5.75%	5.75%
$7.49	$10.50	$20.89	$20.39	$7.75

N/A	N/A	$18.18	$18.13	N/A

$7.03	$9.71	$18.15	$18.12	$6.99

$7.07	$9.94	$19.88	$19.25	$7.31

N/A	N/A	N/A	$18.93	N/A
$1,104,273,086	$12,398,117	$248,261,092	$2,301,516,341	$24,844,597
$988,215	$—	$8,298,929	$165,466	$—

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
For the year ended July 31, 2012

		Emerging
	All	Markets		European
	Asset	Opportunities		Focus
	Fund *	Fund		Fund
Investment income:
Dividends	$103,658	$254,165		$14,267,262
Dividends from affiliated companies	10,413	—		—
Interest	—	4		91
Foreign taxes withheld	(743)	(26,780)		(620,971)
Total Investment Income	113,328	227,389		13,646,382
Expenses:
Investment advisory fees	40,099	150,680		4,883,419
12b-1 distribution and service fees:
Class A Shares	1,320	19,202		654,878
Class B Shares	—	—		243,169
Class C Shares	1,235	18,290		989,409
Class R Shares	—	—		—
Sub-accounting fees:
Class A Shares	1,968	8,350		296,448
Class B Shares	—	—		46,076
Class C Shares	1,968	1,284		155,180
Class I Shares	1,968	1,104		65,584
Class R Shares	—	—		—
Transfer agent fees:
Class A Shares	644	2,941		116,453
Class B Shares	—	—		11,666
Class C Shares	644	953		42,691
Class I Shares	644	1,588		35,200
Class R Shares	—	—		—
Audit fees	34,071	33,649		32,847
Deferred offering costs	28,498	29,811		—
Organization expense	14,171	—		—
Registration and filing fees	9,840	38,739		87,033
Custodian fees	3,910	33,395		108,450
Administrative fees	2,506	3,780		122,801
Printing and postage fees	1,845	2,970		71,253
Trustees’ fees and expenses	770	1,296		43,505
Legal fees	738	1,114		41,000
Compliance officer fees	381	684		22,968
Accounting fees	185	10,473		15,965
Miscellaneous fees	1,293	11,387		50,647
Total Expenses	148,698	371,690		8,136,642
Fees waived and/or expenses reimbursed by investment adviser	(85,993)	(102,436)		—
Net Expenses	62,705	269,254		8,136,642
Net investment income/(loss)	50,623	(41,865)		5,509,740
Realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	(136,482)	(2,863,758)		(3,555,157)
Futures contracts	38,769	—		—
Option contracts	—	—		(1,564,288)
Foreign currency transactions	55,406	(68,308)		(426,611)
Net change in unrealized appreciation/depreciation of:
Investments	(58,321)	(1,066,468	)(a)	(121,127,456)
Futures contracts	(13,100)	—		—
Option contracts	—	—		28,049
Translation of other assets and liabilities	(30,664)	1,347		987,447
Net Realized and Unrealized Loss	(144,392)	(3,997,187)		(125,658,016)
Net increase/(decrease) in net assets resulting from operations	$(93,769)	$(4,039,052)		$(120,148,276)

(a)	Includes foreign capital gains tax of $(30,983) and $(792,361) for Emerging Markets Opportunities Fund and International Opportunities Fund, respectively.
*	Fund commenced operations on March 30, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
(continued)

Global Equity	Global	Global	International		Japan
Income	Leaders	Technology	Opportunities		Focus
Fund	Fund	Fund	Fund		Fund

$92,131,635	$219,097	$2,370,791	$66,466,843		$722,320
—	—	—	33,158		—
622	—	72	868		—
(5,107,276)	(9,208)	(106,868)	(5,185,749)		(50,561)
87,024,981	209,889	2,263,995	61,315,120		671,759

8,799,158	115,382	3,028,072	26,544,516		233,429

1,108,243	18,073	412,623	3,667,562		48,140
—	—	103,022	586,495		—
3,459,953	61,661	718,589	4,834,585		101,453
—	—	—	32,205		—

314,676	6,048	135,126	1,618,028		19,332
—	—	19,202	113,748		—
300,404	5,300	85,312	813,436		15,010
128,740	368	37,154	641,958		1,908
—	—	—	20,396		—

143,660	2,597	55,422	444,378		7,588
—	—	4,219	25,607		—
96,506	2,200	25,416	180,399		4,278
61,487	463	13,616	165,673		1,744
—	—	—	2,411		—
36,700	36,697	36,699	38,875		36,700
—	—	—	—		—
—	—	—	—		—
106,175	45,010	63,246	189,555		46,860
172,085	12,520	64,795	471,050		19,200
263,141	3,617	75,947	680,192		7,812
138,580	9,561	42,560	479,490		19,965
93,193	1,290	26,842	245,450		2,721
80,705	1,144	28,660	233,660		2,502
49,681	748	14,480	117,877		1,569
10,855	15,840	15,426	15,965		13,108
97,610	5,603	36,409	296,987		5,877
15,461,552	344,122	5,042,837	42,460,498		589,196
—	(98,517)	—	—		(97,229)
15,461,552	245,605	5,042,837	42,460,498		491,967
71,563,429	(35,716)	(2,778,842)	18,854,622		179,792

(87,575,158)	1,105,235	16,973,960	(51,373,091)		(270,342)
—	—	—	—		—
—	—	—	(2,426,375)		—
2,209,160	4,244	(598,885)	(2,733,538)		10,768
27,414,216	(1,497,368)	(30,687,399)	(365,507,322	)(a)	(2,612,598)
—	—	—	—		—
—	—	—	42,975		—
2,493,303	(4,200)	(106,708)	6,202,731		936
(55,458,479)	(392,089)	(14,419,032)	(415,794,620)		(2,871,236)
$16,104,950	$(427,805)	$(17,197,874)	$(396,939,998)		$(2,691,444)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
All Asset Fund

Period ended
July 31, 2012*
Net investment income	$50,623
Net realized loss on investments, futures contracts and foreign currency transactions	(42,307)
Net change in unrealized appreciation/depreciation of investments, futures contracts and foreign currency translations	(102,085)
Net decrease in net assets resulting from operations	(93,769)

Increase from Fund share transactions:
Class A Shares	5,683,730
Class C Shares	1,005,845
Class I Shares	29,032,790
Net increase from Fund share transactions	35,722,365
Net increase in net assets	35,628,596

Net assets:
Beginning of period	—
End of period	$35,628,596
Accumulated undistributed net investment income	$122,985
* Fund commenced operations on March 30, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Year ended	Period ended
	July 31, 2012	July 31, 2011 *
Net investment loss	$(41,865)	$(9,396)
Net realized loss on investments and foreign currency transactions	(2,932,066)	(398,669)
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(1,065,121)	257,107
Net decrease in net assets resulting from operations	(4,039,052)	(150,958)

Distributions to shareholders from net investment income:
Class A Shares	(83,851)	—
Class C Shares	(24,898)	—
Class I Shares	(88,994)	—
Total distributions to shareholders from net investment income	(197,743)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(5,906,361)	15,906,432
Class C Shares	1,250,313	1,397,250
Class I Shares	5,326,961	3,454,122
Net increase from Fund share transactions	670,913	20,757,804
Net increase/(decrease) in net assets	(3,565,882)	20,606,846

Net assets:
Beginning of year	20,606,846	—
End of year	$17,040,964	$20,606,846
Accumulated undistributed net investment income/(loss)	$(33,071)	$3,893
* Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
European Focus Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment income	$5,509,740	$366,925
Net realized gain/(loss) on investments, options and foreign currency transactions	(5,546,056)	40,854,097
Net change in unrealized appreciation/depreciation of investments, options and foreign currency translations	(120,111,960)	71,834,784
Net increase/(decrease) in net assets resulting from operations	(120,148,276)	113,055,806

Distributions to shareholders from net investment income:
Class A Shares	(12,721,862)	(8,404,896)
Class B Shares	(1,055,757)	(809,421)
Class C Shares	(4,115,335)	(2,843,741)
Class I Shares	(5,056,593)	(2,296,854)
Total distributions to shareholders from net investment income	(22,949,547)	(14,354,912)

Increase/(decrease) from Fund share transactions:
Class A Shares	(20,232,625)	25,752,966
Class B Shares	(7,474,864)	(4,291,281)
Class C Shares	(14,828,072)	(6,569,118)
Class I Shares	21,334,266	41,796,011
Net increase/(decrease) from Fund share transactions	(21,201,295)	56,688,578
Net increase/(decrease) in net assets	(164,299,118)	155,389,472

Net assets:
Beginning of year	629,408,832	474,019,360
End of year	$465,109,714	$629,408,832
Accumulated undistributed net investment loss	$(728,786)	$(1,535,762)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Equity Income Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment income	$71,563,429	$53,721,409
Net realized gain/(loss) on investments and foreign currency transactions	(85,365,998)	7,200,996
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	29,907,519	44,800,122
Net increase in net assets resulting from operations	16,104,950	105,722,527

Distributions to shareholders from net investment income:
Class A Shares	(30,797,395)	(30,747,095)
Class C Shares	(21,569,191)	(20,406,974)
Class I Shares	(19,485,873)	(9,909,354)
Total distributions to shareholders from net investment income	(71,852,459)	(61,063,423)

Increase from Fund share transactions:
Class A Shares	5,394,507	115,896,955
Class C Shares	20,054,724	71,398,231
Class I Shares	142,343,109	100,954,434
Net increase from Fund share transactions	167,792,340	288,249,620
Net increase in net assets	112,044,831	332,908,724

Net assets:
Beginning of year	1,051,070,938	718,162,214
End of year	$1,163,115,769	$1,051,070,938
Accumulated undistributed net investment loss	$(2,834,783)	$(257,623)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Leaders Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment loss	$(35,716)	$(30,947)
Net realized gain on investments and foreign currency transactions	1,109,479	1,744,669
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(1,501,568)	784,418
Net increase/(decrease) in net assets resulting from operations	(427,805)	2,498,140

Increase/(decrease) from Fund share transactions:
Class A Shares	(678,567)	(1,875,489)
Class C Shares	(606,367)	(1,558,642)
Class I Shares	(6,656)	1,058,415
Net decrease from Fund share transactions	(1,291,590)	(2,375,716)
Net increase/(decrease) in net assets	(1,719,395)	122,424

Net assets:
Beginning of year	15,681,127	15,558,703
End of year	$13,961,732	$15,681,127
Accumulated undistributed net investment loss	$(21,275)	$(109)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Technology Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment loss	$(2,778,842)	$(1,735,280)
Net realized gain on investments and foreign currency transactions	16,375,075	19,497,707
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(30,794,107)	39,225,466
Net increase/(decrease) in net assets resulting from operations	(17,197,874)	56,987,893

Increase/(decrease) from Fund share transactions:
Class A Shares	(24,119,142)	39,801,892
Class B Shares	(1,470,200)	50,052
Class C Shares	(5,676,837)	11,042,229
Class I Shares	10,918,238	28,352,951
Net increase/(decrease) from Fund share transactions	(20,347,941)	79,247,124
Net increase/(decrease) in net assets	(37,545,815)	136,235,017

Net assets:
Beginning of year	335,022,999	198,787,982
End of year	$297,477,184	$335,022,999
Accumulated undistributed net investment loss	$(1,611,159)	$(2,047)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
International Opportunities Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment income	$18,854,622	$17,699,302
Net realized gain/(loss) on investments, options and foreign currency transactions	(56,533,004)	90,913,574
Net change in unrealized appreciation/(depreciation) of investments, options and foreign currency translations	(359,261,616)	378,161,511
Net increase/(decrease) in net assets resulting from operations	(396,939,998)	486,774,387

Distributions to shareholders from net investment income:
Class A Shares	(8,152,193)	(13,496,413)
Class I Shares	(6,959,597)	(6,054,467)
Class R Shares	(24,972)	(35,981)
Total distributions to shareholders from net investment income	(15,136,762)	(19,586,861)

Increase/(decrease) from Fund share transactions:
Class A Shares	(445,329,246)	(426,438,592)
Class B Shares	(20,729,867)	(16,915,987)
Class C Shares	(145,084,044)	(160,419,391)
Class I Shares	(58,088,592)	159,481,457
Class R Shares	94,728	(1,022,454)
Net decrease from Fund share transactions	(669,137,021)	(445,314,967)
Net increase/(decrease) in net assets	(1,081,213,781)	21,872,559

Net assets:
Beginning of year	3,472,982,124	3,451,109,565
End of year	$2,391,768,343	$3,472,982,124
Accumulated undistributed net investment income	$16,188,583	$15,210,196

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Japan Focus Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Net investment income/(loss)	$179,792	$(59,365)
Net realized gain/(loss) on investments and foreign currency transactions	(259,574)	480,637
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(2,611,662)	2,913,783
Net increase/(decrease) in net assets resulting from operations	(2,691,444)	3,335,055

Distributions to shareholders from net investment income:
Class A Shares	(91,862)	(16,007)
Class I Shares	(7,672)	—
Total distributions to shareholders from net investment income	(99,534)	(16,007)

Increase/(decrease) from Fund share transactions:
Class A Shares	(10,600,760)	9,432,233
Class C Shares	(1,905,761)	423,215
Class I Shares	(4,302,988)	6,684,817
Net increase/(decrease) from Fund share transactions	(16,809,509)	16,540,265
Net increase/(decrease) in net assets	(19,600,487)	19,859,313

Net assets:
Beginning of year	44,181,092	24,321,779
End of year	$24,580,605	$44,181,092
Accumulated undistributed net investment income/(loss)	$193,188	$(180,765)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
All Asset Fund

Period ended
July 31, 2012 *
Amount
Class A shares:
Sold	$6,002,209
Redeemed	(318,479)
Net increase	$5,683,730

Class C shares:
Sold	$1,005,845
Net increase	$1,005,845

Class I shares:
Sold	$29,112,241
Redeemed	(79,451)
Net increase	$29,032,790

Shares
Class A shares:
Sold	610,452
Redeemed	(32,265)
Net increase	578,187

Class C shares:
Sold	102,286
Net increase	102,286

Class I shares:
Sold	2,913,463
Redeemed	(8,098)
Net increase	2,905,365
* Fund commenced operations on March 30, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Emerging Markets Opportunities Fund

	Year ended	Period ended
	July 31, 2012	July 31, 2011*
Amount
Class A shares:
Sold	$5,894,896	$16,401,954
Issued as reinvestment of dividends	83,356	—
Redeemed	(11,884,613)	(495,522)
Net increase/(decrease)	$(5,906,361)	$15,906,432

Class C shares:
Sold	$1,557,603	$1,607,140
Issued as reinvestment of dividends	24,898	—
Redeemed	(332,188)	(209,890)
Net increase	$1,250,313	$1,397,250

Class I shares:
Sold	$8,037,262	$3,703,159
Issued as reinvestment of dividends	88,994	—
Redeemed	(2,799,295)	(249,037)
Net increase	$5,326,961	$3,454,122

Shares
Class A shares:
Sold	678,617	1,677,853
Issued as reinvestment of dividends	11,482	—
Redeemed	(1,437,081)	(51,292)
Net increase/(decrease)	(746,982)	1,626,561

Class C shares:
Sold	187,748	164,436
Issued as reinvestment of dividends	3,448	—
Redeemed	(41,768)	(21,745)
Net increase	149,428	142,691

Class I shares:
Sold	941,717	372,249
Issued as reinvestment of dividends	12,241	—
Redeemed	(333,349)	(25,467)
Net increase	620,609	346,782
* Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
European Focus Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$96,674,950	$144,802,616
Issued as reinvestment of dividends	11,509,356	7,464,432
Redeemed	(128,416,931)	(126,514,082)
Net increase/(decrease)	$(20,232,625)	$25,752,966

Class B shares:
Sold	$387,634	$2,597,302
Issued as reinvestment of dividends	885,458	665,995
Redeemed	(8,747,956)	(7,554,578)
Net decrease	$(7,474,864)	$(4,291,281)

Class C shares:
Sold	$15,673,190	$23,840,005
Issued as reinvestment of dividends	3,064,881	2,142,756
Redeemed	(33,566,143)	(32,551,879)
Net decrease	$(14,828,072)	$(6,569,118)

Class I shares:
Sold	$81,457,024	$74,636,213
Issued as reinvestment of dividends	3,173,670	960,053
Redeemed	(63,296,428)	(33,800,255)
Net increase	$21,334,266	$41,796,011

Shares
Class A shares:
Sold	3,996,219	4,962,029
Issued as reinvestment of dividends	549,373	266,777
Redeemed	(5,435,117)	(4,385,428)
Net increase/(decrease)	(889,525)	843,378

Class B shares:
Sold	17,431	96,832
Issued as reinvestment of dividends	44,406	25,037
Redeemed	(389,800)	(277,613)
Net decrease	(327,963)	(155,744)

Class C shares:
Sold	674,482	860,201
Issued as reinvestment of dividends	153,782	80,555
Redeemed	(1,509,611)	(1,204,005)
Net decrease	(681,347)	(263,249)

Class I shares:
Sold	3,444,771	2,536,473
Issued as reinvestment of dividends	151,632	34,312
Redeemed	(2,684,962)	(1,191,210)
Net increase	911,441	1,379,575

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Equity Income Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$202,957,252	$236,903,318
Issued as reinvestment of dividends	25,108,694	24,446,523
Redeemed	(222,671,439)	(145,452,886)
Net increase	$5,394,507	$115,896,955

Class C shares:
Sold	$94,723,998	$128,218,476
Issued as reinvestment of dividends	14,695,471	12,082,487
Redeemed	(89,364,745)	(68,902,732)
Net increase	$20,054,724	$71,398,231

Class I shares:
Sold	$225,533,396	$149,030,283
Issued as reinvestment of dividends	13,401,383	5,114,924
Redeemed	(96,591,670)	(53,190,773)
Net increase	$142,343,109	$100,954,434

Shares
Class A shares:
Sold	29,136,869	31,598,537
Issued as reinvestment of dividends	3,634,363	3,263,066
Redeemed	(32,307,753)	(19,445,138)
Net increase	463,479	15,416,465

Class C shares:
Sold	13,613,732	17,191,728
Issued as reinvestment of dividends	2,136,658	1,619,035
Redeemed	(13,013,872)	(9,251,847)
Net increase	2,736,518	9,558,916

Class I shares:
Sold	32,412,472	19,835,260
Issued as reinvestment of dividends	1,934,854	680,761
Redeemed	(13,964,719)	(7,106,631)
Net increase	20,382,607	13,409,390

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Leaders Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$1,036,385	$1,539,730
Redeemed	(1,714,952)	(3,415,219)
Net decrease	$(678,567)	$(1,875,489)

Class C shares:
Sold	$1,105,052	$1,574,694
Redeemed	(1,711,419)	(3,133,336)
Net decrease	$(606,367)	$(1,558,642)

Class I shares:*
Sold	$61,107	$1,058,420
Redeemed	(67,763)	(5)
Net increase/(decrease)	$(6,656)	$1,058,415

Shares
Class A shares:
Sold	111,206	157,721
Redeemed	(181,235)	(341,374)
Net decrease	(70,029)	(183,653)

Class C shares:
Sold	120,900	160,104
Redeemed	(182,587)	(317,920)
Net decrease	(61,687)	(157,816)

Class I shares:*
Sold	6,584	105,477
Redeemed	(7,115)	(1)
Net increase/(decrease)	(531)	105,476
* Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Technology Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$55,789,167	$111,012,192
Redeemed	(79,908,309)	(71,210,300)
Net increase/(decrease)	$(24,119,142)	$39,801,892

Class B shares:
Sold	$409,911	$1,480,531
Redeemed	(1,880,111)	(1,430,479)
Net increase/(decrease)	$(1,470,200)	$50,052

Class C shares:
Sold	$12,239,550	$25,537,724
Redeemed	(17,916,387)	(14,495,495)
Net increase/(decrease)	$(5,676,837)	$11,042,229

Class I shares:
Sold	$39,980,276	$48,433,546
Redeemed	(29,062,038)	(20,080,595)
Net increase	$10,918,238	$28,352,951

Shares
Class A shares:
Sold	2,844,623	5,611,178
Redeemed	(4,201,131)	(3,546,750)
Net increase/(decrease)	(1,356,508)	2,064,428

Class B shares:
Sold	23,165	81,583
Redeemed	(104,706)	(78,280)
Net increase/(decrease)	(81,541)	3,303

Class C shares:
Sold	679,548	1,368,913
Redeemed	(1,013,156)	(788,245)
Net increase/(decrease)	(333,608)	580,668

Class I shares:
Sold	2,089,534	2,367,168
Redeemed	(1,527,146)	(999,626)
Net increase	562,388	1,367,542

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
International Opportunities Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$216,540,569	$445,919,849
Issued as reinvestment of dividends	7,320,292	11,008,482
Redeemed	(669,190,107)	(883,366,924)
Net decrease	$(445,329,246)	$(426,438,593)

Class B shares:
Sold	$153,634	$745,478
Redeemed	(20,883,501)	(17,661,465)
Net decrease	$(20,729,867)	$(16,915,987)

Class C shares:
Sold	$24,418,799	$46,962,649
Redeemed	(169,502,843)	(207,382,040)
Net decrease	$(145,084,044)	$(160,419,391)

Class I shares:
Sold	$391,238,384	$422,383,359
Issued as reinvestment of dividends	3,555,101	2,142,597
Redeemed	(452,882,077)	(265,044,499)
Net increase/(decrease)	$(58,088,592)	$159,481,457

Class R shares:
Sold	$2,906,544	$3,554,689
Issued as reinvestment of dividends	11,418	17,317
Redeemed	(2,823,234)	(4,594,460)
Net increase/(decrease)	$94,728	$(1,022,454)

Shares
Class A shares:
Sold	11,289,890	20,780,395
Issued as reinvestment of dividends	416,399	520,249
Redeemed	(35,550,456)	(41,510,948)
Net decrease	(23,844,167)	(20,210,304)

Class B shares:
Sold	8,536	39,247
Redeemed	(1,161,953)	(877,093)
Net decrease	(1,153,417)	(837,846)

Class C shares:
Sold	1,359,110	2,343,374
Redeemed	(9,457,781)	(10,359,494)
Net decrease	(8,098,671)	(8,016,120)

Class I shares:
Sold	20,725,159	19,980,812
Issued as reinvestment of dividends	202,339	101,162
Redeemed	(23,362,646)	(12,565,717)
Net increase/(decrease)	(2,435,148)	7,516,257

Class R shares:
Sold	153,649	167,098
Issued as reinvestment of dividends	658	828
Redeemed	(151,106)	(216,221)
Net increase/(decrease)	3,201	(48,295)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Japan Focus Fund

	Year ended	Year ended
	July 31, 2012	July 31, 2011
Amount
Class A shares:
Sold	$4,304,286	$27,487,979
Issued as reinvestment of dividends	80,195	12,129
Redeemed	(14,985,241)	(18,067,875)
Net increase/(decrease)	$(10,600,760)	$9,432,233

Class C shares:
Sold	$967,728	$4,799,711
Redeemed	(2,873,489)	(4,376,496)
Net increase/(decrease)	$(1,905,761)	$423,215

Class I shares:*
Sold	$1,891,455	$6,719,955
Issued as reinvestment of dividends	7,672	—
Redeemed	(6,202,115)	(35,138)
Net increase/(decrease)	$(4,302,988)	$6,684,817

Shares
Class A shares:
Sold	587,111	3,635,009
Issued as reinvestment of dividends	11,489	1,549
Redeemed	(2,030,131)	(2,420,910)
Net increase/(decrease)	(1,431,531)	1,215,648

Class C shares:
Sold	134,758	660,728
Redeemed	(407,683)	(622,791)
Net increase/(decrease)	(272,925)	37,937

Class I shares:*
Sold	253,021	875,670
Issued as reinvestment of dividends	1,099	—
Redeemed	(842,187)	(4,463)
Net increase/(decrease)	(588,067)	871,207
* Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated
		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
All Asset Fund
Class A
Period Ended 7/31/2012(a)	$10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 7/31/2012(a)	$10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 7/31/2012(a)	$10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Emerging Markets Opportunities Fund
Class A
Year Ended 7/31/2012	$9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00
Class C
Year Ended 7/31/2012	$9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00
Class I
Year Ended 7/31/2012	$9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

$9.93	(0.70)%	$5,740	0.85%	0.43%	2.13%	7%

$9.91	(0.90)%	$1,013	1.60%	(0.24)%	4.49%	7%

$9.94	(0.60)%	$28,875	0.60%	0.52%	1.41%	7%

$7.97	(16.70)%	$7,011	1.79%	(0.25)%	2.51%	110%
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$7.89	(17.31)%	$2,305	2.54%	(1.08)%	3.23%	110%
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$7.98	(16.49)%	$7,724	1.54%	(0.06)%	2.16%	110%
9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus Fund
Class A
Year Ended 7/31/2012	$29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/2008	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Class B
Year Ended 7/31/2012	$27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Class C
Year Ended 7/31/2012	$27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Class I
Year Ended 7/31/2012	$29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/2009(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

				Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$22.44	(18.32)%	$236,974	1.53%	1.24%	1.53%	69%
N/A	29.07	25.08	332,755	1.54	0.25	1.54	67
0.00*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01	28.57	(13.28)	719,752	1.46	0.85	1.49	70

N/A	$21.25	(18.97)%	$19,728	2.36%	0.38%	2.36%	69%
N/A	27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01	27.17	(13.92)	50,949	2.21	0.11	2.24	70

N/A	$21.25	(18.94)%	$88,015	2.32%	0.45%	2.32%	69%
N/A	27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01	27.17	(13.92)	250,126	2.21	0.10	2.24	70

N/A	$22.46	(18.04)%	$120,392	1.21%	1.65%	1.21%	69%
N/A	29.10	25.40	129,452	1.29	0.57	1.29	67
0.00*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00	20.34	52.36	8,954	1.60	0.78	1.60	51

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Equity Income Fund
Class A
Year Ended 7/31/2012	$7.45	0.48	(0.39)	0.09	(0.48)	0.00	(0.48)
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/2008	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)
Class C
Year Ended 7/31/2012	$7.42	0.43	(0.39)	0.04	(0.43)	0.00	(0.43)
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/2008	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)
Class I
Year Ended 7/31/2012	$7.46	0.51	(0.40)	0.11	(0.50)	0.00	(0.50)
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period Ended 7/31/2009(a)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)
Global Leaders Fund
Class A
Year Ended 7/31/2012	$10.14	0.01	(0.25)	(0.24)	0.00	0.00	0.00
Year Ended 7/31/2011	8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year Ended 7/31/2010	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year Ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Year Ended 7/31/2008	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	(0.10)
Class C
Year Ended 7/31/2012	$10.02	(0.07)	(0.24)	(0.31)	0.00	0.00	0.00
Year Ended 7/31/2011	8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year Ended 7/31/2010	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year Ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Year Ended 7/31/2008	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	(0.06)
Class I
Year Ended 7/31/2012	$10.16	0.03	(0.25)	(0.22)	0.00	0.00	0.00
Period Ended 7/31/2011(a)	10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)
The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011. The Global Leaders Fund Class I commenced operations on May 31, 2011.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$7.06	1.59%	$467,318	1.29%	6.97%	1.29%	108%
N/A		7.45	14.13	489,400	1.32	6.18	1.32	127
0.00	*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00	*	8.85	(9.99)	189,490	1.40	8.83	1.44	155

N/A		$7.03	0.82%	$363,751	2.05%	6.21%	2.05%	108%
N/A		7.42	13.35	363,455	2.07	5.36	2.07	127
0.00	*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00		8.82	(10.66)	166,946	2.15	8.12	2.19	155

N/A		$7.07	1.87%	$332,048	1.01%	7.38%	1.01%	108%
N/A		7.46	14.55	198,216	1.07	6.35	1.07	127
0.00		6.99	5.87	92,146	1.11	8.60	1.12	174
0.00		7.12	22.03	9,119	1.15	13.83	1.32	155

N/A		$9.90	(2.37)%	$7,125	1.40%	0.06%	2.09%	83%
N/A		10.14	16.42	8,010	1.87	0.16	2.26	63
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135

N/A		$9.71	(3.09)%	$5,794	2.15%	(0.70)%	2.84%	83%
N/A		10.02	15.57	6,600	2.62	(0.60)	3.01	63
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135

N/A		$9.94	(2.17)%	$1,043	1.15%	0.31%	1.80%	83%
N/A		10.16	(3.23)	1,071	1.15%	(0.62)	2.01	63

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:				Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Technology Fund
Class A
Year Ended 7/31/2012	$20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Class B
Year Ended 7/31/2012	$19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Class C
Year Ended 7/31/2012	$19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Class I
Year Ended 7/31/2012	$20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Period Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge.  Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.69	(4.18)%	$156,948	1.50%	(0.75)%	1.50%	113%
N/A		20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196

N/A		$18.18	(4.97)%	$9,751	2.36%	(1.62)%	2.36%	113%
N/A		19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196

N/A		$18.15	(4.87)%	$69,286	2.29%	(1.54)%	2.29%	113%
N/A		19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196

N/A		$19.88	(3.87)%	$61,492	1.23%	(0.47)%	1.23%	113%
N/A		20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities Fund
Class A
Year Ended 7/31/2012	$21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Class B
Year Ended 7/31/2012	$20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Class C
Year Ended 7/31/2012	$20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Class I
Year Ended 7/31/2012	$21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00
Class R
Year Ended 7/31/2012	$21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		$19.22	(11.17)%	$1,263,648	1.47%	0.78%	1.47%	45%
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83

N/A		$18.13	(11.90)%	$48,771	2.32%	(0.07)%	2.32%	45%
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83

N/A		$18.12	(11.87)%	$416,582	2.29%	(0.02)%	2.29%	45%
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83

N/A		$19.25	(10.93)%	$656,313	1.20%	1.09%	1.20%	45%
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$18.93	(11.60)%	$6,454	1.94%	0.42%	1.94%	45%
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Japan Focus Fund
Class A
Year Ended 7/31/2012	$7.82	0.06	(0.55)	(0.49)	(0.03)	0.00	(0.03)
Year Ended 7/31/2011	6.87	0.01	0.95	0.96	(0.01)	0.00	(0.01)
Year Ended 7/31/2010	7.03	0.01	(0.17)	(0.16)	0.00	0.00	0.00
Year Ended 7/31/2009	7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year Ended 7/31/2008	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Class C
Year Ended 7/31/2012	$7.51	0.00 *	(0.52)	(0.52)	0.00	0.00	0.00
Year Ended 7/31/2011	6.65	(0.05)	0.91	0.86	0.00	0.00	0.00
Year Ended 7/31/2010	6.84	(0.04)	(0.15)	(0.19)	0.00	0.00	0.00
Year Ended 7/31/2009	7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year Ended 7/31/2008	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Class I
Year Ended 7/31/2012	$7.82	0.09	(0.55)	(0.46)	(0.05)	0.00	(0.05)
Period Ended 7/31/2011(a)	7.48	(0.01)	0.35	0.34	0.00	0.00	0.00

(a)	The Japan Focus Fund Class I commenced operations on May 31, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Total returns include the payment by affiliates. Absent this payment, results would have been lower.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

							Ratios to average net assets:
Redemption fees		Payment by affiliates	Net asset value, end of period	Total return (c)		Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A		0.00	$7.30	(6.22)%		$13,612	1.35%	0.80%	1.64%	31%
N/A		0.00	7.82	13.95		25,765	1.85	0.08	1.99	43
0.00	*	0.00	6.87	(2.28)		14,302	1.97	0.20	2.04	38
0.00	*	0.00	7.03	(9.29)		18,031	1.97	0.31	2.13	68
0.00	*	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68

N/A		0.00	$6.99	(6.92)%		$8,899	2.10%	0.05%	2.44%	31%
N/A		0.00	7.51	12.93		11,605	2.60	(0.69)	2.74	43
0.00	*	0.00	6.65	(2.78)		10,020	2.73	(0.56)	2.79	38
0.00	*	0.00	6.84	(10.00)		12,632	2.72	(0.39)	2.88	68
0.00	*	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68

N/A		0.00	$7.31	(5.89)%		$2,070	1.10%	1.22%	1.47%	31%
N/A		0.00	7.82	4.55		6,811	1.10	(1.02)	1.74	43

See notes to financial statements

Henderson Global Funds	Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among eleven series. The Henderson All Asset Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (collectively, the “Funds”) are included in this report and are each a separate series of the Trust and are diversified. The remaining three series of the Trust, Henderson International All Cap Equity Fund, Henderson Money Market Fund and Henderson Strategic Income Fund, are not included in this report as their fiscal year end is December 31.

The Henderson All Asset Fund, which commenced operations on March 30, 2012, is a Fund-of-Funds that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Fund-of-Funds, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets. The Fund-of-Funds “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

All Asset	Class A
Class C
Class I

Emerging Markets Opportunities	Class A
Class C
Class I

European Focus	Class A
Class B
Class C
Class I

Global Equity Income	Class A
Class C
Class I

Global Leaders	Class A
Class C
Class I

Global Technology
Class A
Class B
Class C
Class I

International Opportunities	Class A
Class B
Class C
Class I
Class R

Japan Focus	Class A
Class C
Class I

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

Note 2. Significant accounting policies

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean

Henderson Global Funds	Notes to financial statements

between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates fair market value. Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-US dollar denominated investment securities. When entering into forward foreign currency contracts, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. The Funds may invest in futures contracts to gain exposure to, or hedge against changes in the value of interest

Henderson Global Funds	Notes to financial statements

rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the fair value of the underlying security. The Funds realize a gain or loss upon the expiration or closing of the futures contracts. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the contracts against default. When applicable, open contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options purchased

The Funds may purchase options to create investment exposure consistent with its investment objective or to hedge or limit exposure of its portfolio holdings. Options are valued daily and unrealized appreciation or depreciation is recorded. The Funds realize a gain or loss upon the expiration or closing of the option transaction. Options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying instrument, the possibility of an illiquid market for the option or the inability of counterparties to perform. When applicable, option contracts purchased by the Funds and contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. When applicable, written options at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The following table summarizes each Fund’s fair value of derivative instruments held at July 31, 2012 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

All Asset:
	Location on statement	Fair
	of assets and liabilities	value
Assets

Interest rate risk	Unrealized appreciation on
	open futures contracts	$31,589

Equity risk	Unrealized appreciation on
	open futures contracts	$4,971

Foreign currency	Receivable for open
risk	forward foreign
	currency contracts	$7,294

Liabilities

Equity	Unrealized depreciation
risk	on open futures contracts	$45,587

Interest rate	Unrealized depreciation on
risk	open futures contracts	$4,073

Foreign currency	Payable for open
risk	forward foreign currency
	contracts	$39,709

Henderson Global Funds	Notes to financial statements

European Focus:
	Location on statement	Fair
	of assets and liabilities	value
Assets

Equity	Investments,
risk	at fair value - securities	$0

Foreign currency	Receivable for open
risk	forward foreign
	currency contracts	$1,127,187

Global Equity Income:
	Location on statement	Fair
	of assets and liabilities	value
Liabilities

Foreign currency	Payable for open
risk	forward foreign
	currency contracts	$2,863,216

International Opportunities:
	Location on statement	Fair
	of assets and liabilities	value
Assets

Equity	Investments,
risk	at fair value - securities	$0

Foreign currency	Receivable for open
risk	forward foreign
	currency contracts	$6,225,651

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the period and the related location on the accompanying Statement of Operations is summarized in the following table by primary risk exposure:

All Asset:
	Location on statement	Fair
	of operations	value
Realized gain (loss)

Equity risk	Net realized gain/(loss)
	from futures contracts	$(31,611)

Interest rate risk	Net realized gain/(loss)
	from futures contracts	$70,380

Foreign currency	Net realized gain/(loss)
risk	from foreign currency
	transactions	$52,353

Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
	appreciation/depreciation
	of futures contracts	$(40,616)

Interest rate risk	Net change in unrealized
	appreciation/depreciation
	of futures contracts	$27,516

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
	of translation of other assets
	and liabilities	$(32,415)

European Focus:
	Location on statement	Fair
	of operations	value
Realized gain (loss)

Equity risk	Net realized gain/(loss)
	from option contracts	$(1,564,288)

Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
	appreciation/depreciation
	of option contracts	$28,049

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
	of translation of other assets
	and liabilities	$1,127,187

Global Equity Income:
	Location on statement	Fair
	of operations	value
Realized gain (loss)

Foreign currency	Net realized gain/(loss)
risk	from foreign currency
	transactions	$4,499,956

Change in unrealized appreciation/depreciation

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
of translation of other
	assets and liabilities	$2,967,521

International Opportunities:
	Location on statement	Fair
	of operations	value
Realized gain (loss)

Equity risk	Net realized gain/(loss)
	from option contracts	$(2,426,375)

Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
appreciation/depreciation
	of option contracts	$42,975

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
of translation of other
	assets and liabilities	$6,225,651

Henderson Global Funds	Notes to financial statements

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Costs incurred in connection with the offering and initial registration of All Asset and Emerging Markets Opportunities have been deferred in conformity with GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended “Subchapter M”, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

All Asset
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$87,171	$—

Emerging Markets Opportunities
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$1,808,983	$—

European Focus
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	—	$—
7/31/17	$2,773,985	—
7/31/18	254,881,395	—

Henderson Global Funds	Notes to financial statements

Global Equity Income
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$8,506,122	$—
7/31/16	506,123	—
7/31/17	40,759,829	—
7/31/18	75,631,427	—
7/31/19	38,549,435	—

Global Leaders
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	—	$—
7/31/17	$618,872	—
7/31/18	3,284,125	—

Global Technology
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	—	$—
7/31/17	$14,628,189	—
7/31/18	8,744,623	—

International Opportunities
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	—	$—
7/31/17	$115,817,399	—
7/31/18	688,182,842	—

Japan Focus
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	—	$—
7/31/16	$328,868	—
7/31/17	8,809,249	—
7/31/18	16,954,849	—
7/31/19	457,235	—

During the year ended July 31, 2012 the Funds utilized the following capital loss carryforwards:

All Asset	—
Emerging Markets Opportunities	—
European Focus	$3,054,198
Global Equity Income	—
Global Leaders	1,191,987
Global Technology	21,214,063
International Opportunities	20,081,788
Japan Focus	620,558

At July 31, 2012, the following Funds deferred post-October losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	—	—
Emerging Markets Opportunities	—	$1,565,485
European Focus	—	23,809,523
Global Equity Income	—	66,911,212
Global Leaders	—	110,791
Global Technology	$1,609,915	3,376,933
International Opportunities	—	72,271,329
Japan Focus	—	1,132,704

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Henderson Global Funds	Notes to financial statements

Accordingly, at July 31, 2012, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

		Accumulated
		undistributed
		net	Accumulated
	Paid-in	investment	net realized
	capital	income/(loss )	gain/(loss )
All Asset	$(28,498)	$72,362	$(43,864)
Emerging Markets Opportunities	(29,811)	202,644	(172,833)
European Focus	(7,334)	18,246,783	(18,239,449)
Global Equity Income	(2,667)	(2,288,130)	2,290,797
Global Leaders	(23,773)	14,550	9,223
Global Technology	(1,768,614)	1,169,730	598,884
International Opportunities	(4,593)	(2,739,473)	2,744,066
Japan Focus	(38,842)	293,695	(254,853)

These reclassifications relate to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 were as follows:

Year ended	Ordinary
July 31, 2012	income
All Asset	—
Emerging Markets Opportunities	$197,743
European Focus	22,949,547
Global Equity Income	71,852,459
Global Leaders	—
Global Technology	—
International Opportunities	15,136,762
Japan Focus	99,534

Year ended	Ordinary
July 31, 2011	income
All Asset	—
Emerging Markets Opportunities	—
European Focus	$14,354,912
Global Equity Income	61,063,423
Global Leaders	—
Global Technology	—
International Opportunities	19,586,861
Japan Focus	16,007

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	ordinary	appreciation
	income	(depreciation )
All Asset	$150,824	$(119,887)
Emerging Markets Opportunities	73,441	(1,011,265)
European Focus	7,585,855	(49,873,628)
Global Equity Income	922,311	48,169,060
Global Leaders	—	1,613,065
Global Technology	—	39,337,884
International Opportunities	16,206,573	73,858,421
Japan Focus	506,693	(1,654,116)

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

Henderson Global Funds	Notes to financial statements

Note 3. Fair value measurements

Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

Any transfers between levels are disclosed, effective at the end of the period, in the table below with the reasons for the transfers disclosed in a note to the table, if applicable.

The following tables summarize the Funds’ investments that are measured at fair value by level within the fair value hierarchy at July 31, 2012:

All Asset
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Investment Companies	$19,845,130	$—	$—	$19,845,130
Short-Term Investments	15,566,822	—	—	15,566,822
Total	35,411,952	—	—	35,411,952
Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(32,415)	—	(32,415)
Futures Contracts	(13,100)	—	—	(13,100)
Total Financial Derivative Instruments	$(13,100)	$(32,415)	$—	$(45,515)

*   These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

During the period ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

Emerging Markets Opportunities
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Australia	$696,773	$—	$—	$696,773
Brazil	1,738,480	—	—	1,738,480
Canada	33,736	—	—	33,736
China	2,253,433	—	—	2,253,433
Hong Kong	620,728	—	—	620,728
India	907,223	—	—	907,223
Indonesia	805,018	—	—	805,018
Italy	415,795	—	—	415,795
Kazakhstan	316,051	—	—	316,051
Korea	2,527,029	—	—	2,527,029
Luxembourg	179,916	—	—	179,916
Malaysia	383,381	—	—	383,381
Mexico	806,521	—	—	806,521
Panama	174,443	—	—	174,443
Philippines	462,488	—	—	462,488
Russia	214,780	—	—	214,780
South Africa	167,374	—	—	167,374
Switzerland	228,519	—	—	228,519
Taiwan	302,316	—	—	302,316
Thailand	402,269	—	—	402,269
Ukraine	158,090	—	—	158,090
United Kingdom	1,264,279	—	—	1,264,279
United States	188,470	—	—	188,470
Total Common Stocks	15,247,112	—	—	15,247,112
Preferred Stocks
Brazil	564,204	—	—	564,204
Total Preferred Stocks	564,204	—	—	564,204
Short-Term Investment	1,735,130	—	—	1,735,130
Total	$17,546,446	$—	$—	$17,546,446

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

European Focus
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$21,631,839	$—	$—	$21,631,839
Canada	4,349,168	—	—	4,349,168
France	22,813,429	—	—	22,813,429
Germany	54,233,227	—	—	54,233,227
Greece	5,942,154	—	—	5,942,154
Ireland	20,449,923	—	—	20,449,923
Italy	10,060,732	—	—	10,060,732
Kazakhstan	12,905,244	—	—	12,905,244
Luxembourg	10,570,346	—	—	10,570,346
Netherlands	—	—	—	—
Norway	6,386,931	—	—	6,386,931
Portugal	11,064,532	—	—	11,064,532
Russia	18,111,550	—	—	18,111,550
Spain	21,085,603	—	—	21,085,603
Sweden	12,965,687	—	—	12,965,687
Switzerland	14,026,515	—	—	14,026,515
United Kingdom	168,098,358	—	—	168,098,358
Total Common Stocks	414,695,238	—	—	414,695,238
REITs
United Kingdom	4,349,727	—	—	4,349,727
Total REITs	4,349,727	—	—	4,349,727
Options Purchased
United Kingdom	—	—	—	—
Total Options Purchased	—	—	—	—
Short-Term Investment	44,690,683	—	—	44,690,683
Total	463,735,648	—	—	463,735,648

Assets
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	1,127,187	—	1,127,187
Total Financial Derivative Instruments	$—	$1,127,187	$—	$1,127,187

*   These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
Investments	July 31,	discounts/	Realized	appreciation			in to	out of	July 31,
in securities	2011	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2012
Common Stock
Netherlands
Amtel Vredestein
N.V., GDR	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) in the Statement of Operations attributable to Level 3 investments held at July 31, 2012 was $0.

The Fund’s management has determined Amstel Vredstein N.V., GDR is a level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment primarily on the basis that the company is bankrupt, has no current operations, and has delisted from the exchange.

Henderson Global Funds	Notes to financial statements

Global Equity Income
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Australia	$59,153,491	$—	$—	$59,153,491
Brazil	33,160,123	—	—	33,160,123
Canada	23,611,520	—	—	23,611,520
China	11,054,529	—	—	11,054,529
Cyprus	12,458,342	—	—	12,458,342
France	44,262,439	—	—	44,262,439
Germany	27,451,649	—	—	27,451,649
Hong Kong	36,268,784	—	—	36,268,784
Israel	5,927,094	—	—	5,927,094
Italy	31,356,239	—	—	31,356,239
Netherlands	58,227,770	—	—	58,227,770
Norway	12,413,417	—	—	12,413,417
Singapore	31,928,653	—	—	31,928,653
South Africa	12,485,132	—	—	12,485,132
Taiwan	36,264,280	—	—	36,264,280
United Kingdom	453,076,773	—	—	453,076,773
United States	235,673,260	—	—	235,673,260
Total Common Stocks	1,124,773,495	—	—	1,124,773,495
REITs
United Kingdom	13,027,931	—	—	13,027,931
Total REITs	13,027,931	—	—	13,027,931
Short-Term Investments	23,728,200	—	—	23,728,200
Total	1,161,529,626	—	—	1,161,529,626
Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(2,863,216)	—	(2,863,216)
Total Financial Derivative Instruments	$—	$(2,863,216)	$—	$(2,863,216)

*    These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

Global Leaders
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Germany	$1,066,048	$—	$—	$1,066,048
Indonesia	374,443	—	—	374,443
Japan	1,262,930	—	—	1,262,930
Switzerland	833,485	—	—	833,485
United Kingdom	1,993,256	—	—	1,993,256
United States	8,277,438	—	—	8,277,438
Total Common Stocks	13,807,600	—	—	13,807,600
Short-Term Investment	247,535	—	—	247,535
Total	$14,055,135	$—	$—	$14,055,135

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Global Technology
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Brazil	$4,247,015	$—	$—	$4,247,015
China	16,354,289	—	—	16,354,289
France	5,295,873	—	—	5,295,873
Germany	10,200,565	—	—	10,200,565
Ireland	4,527,445	—	—	4,527,445
Israel	4,245,649	—	—	4,245,649
Japan	9,069,819	—	—	9,069,819
Korea	10,496,313	—	—	10,496,313
Netherlands	4,887,386	—	—	4,887,386
Russia	4,479,992	—	—	4,479,992
United Kingdom	20,284,513	—	—	20,284,513
United States	183,825,068	—	—	183,825,068
Total Common Stocks	277,913,927	—	—	277,913,927
Short-Term Investment	11,812,326	—	—	11,812,326
Total	$289,726,253	$—	$—	$289,726,253

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

International Opportunities
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Australia	$21,154,624	$—	$—	$21,154,624
China	150,699,223	—	—	150,699,223
France	193,658,639	—	—	193,658,639
Germany	347,424,848	—	—	347,424,848
Hong Kong	70,087,400	—	—	70,087,400
India	28,280,000	—	—	28,280,000
Israel	8,831,483	—	—	8,831,483
Italy	46,835,791	—	—	46,835,791
Japan	457,327,065	—	—	457,327,065
Korea	113,540,306	—	—	113,540,306
Luxembourg	42,265,197	—	—	42,265,197
Netherlands	66,233,402	—	—	66,233,402
Portugal	20,512,922	—	—	20,512,922
Russia	36,942,472	—	—	36,942,472
Singapore	27,889,563	—	—	27,889,563
Spain	76,477,709	—	—	76,477,709
Sweden	125,989,691	—	—	125,989,691
Switzerland	65,400,825	—	—	65,400,825
Taiwan	30,734,000	—	—	30,734,000
Thailand	35,221,878	—	—	35,221,878
United Kingdom	226,358,998	—	—	226,358,998
United States	123,348,610	—	—	123,348,610
Total Common Stocks	2,315,214,646	—	—	2,315,214,646
Options Purchased
United Kingdom	—	—	—	—
Total Options Purchased	—	—	—	—
Short-Term Investments	63,426,541	—	—	63,426,541
Total	2,378,641,187	—	—	$2,378,641,187

Assets
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	6,225,651	—	6,225,651
Total Financial Derivative Instruments	$—	$6,225,651	$—	$6,225,651

*    These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

Japan Focus
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Common Stocks
Japan	$24,592,366	$—	$—	$24,592,366
Total	$24,592,366	$—	$—	$24,592,366

During the year ended July 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Fund.

Henderson Global Funds	Notes to financial statements

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%

Emerging Markets	First $1 billion	1.00%
Opportunities	Next $1 billion	0.90%
	Over $2 billion	0.85%

European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%

Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%

Global Leaders	First $500 million	0.80%
	Next $1 billion	0.70%
	Over $1.5 billion	0.65%

Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%

International Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%

Japan Focus	First $500 million	0.75%
	Next $1 billion	0.65%
	Over $1.5 billion	0.60%

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	1.65%	N/A	2.40%	1.40%	N/A

Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A

	Class	Class	Class	Class	Class
	A	B	C	I	R

European
Focus	2.00%	2.75%	2.75%	1.75%	N/A

Global
Equity
Income	1.40%	N/A	2.15%	1.15%	N/A

Global
Leaders	1.40%	N/A	2.15%	1.15%	N/A

Global
Technology	2.00%	2.75%	2.75%	1.75%	N/A

International
Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%

Japan
Focus	1.35%	N/A	2.10%	1.10%	N/A

*
With respect to investments in affiliate Underlying Funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliate Underlying Fund’s management fee. In addition, HGINA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets.

These agreements are effective through July 31, 2020, except the agreement for Emerging Markets Opportunities, which is effective through July 31, 2015. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are included in Sub-Accounting fees in the Statements of Operations.

At July 31, 2012, HGINA owned the following number of shares in the following Funds:

Shares
All Asset Class A	450
All Asset Class C	450
All Asset Class I	100
Emerging Markets Class A	25,451
Emerging Markets Class C	25,415
Emerging Markets Class I	255,096
Japan Focus Class I	1,346

Henderson Global Funds	Notes to financial statements

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At July 31, 2012, HII owned the following number of shares in the following Funds:

Shares
Global Leaders Class C	5,032
Global Leaders Class I	60,770

An affiliated person of a Fund may include any company in which the Fund owns five percent of more of its outstanding voting shares. There were no companies in which a Fund held greater than five percent ownership; however, certain of the Funds held ownership in other Funds within the Trust. At July 31, 2012, the All Asset Fund held 0.2% of the Henderson Global Technology Fund, 3.5% of the Henderson Japan Focus Fund and 1.3% of the Henderson Strategic Income Fund. At July 31, 2012, the International Opportunities Fund held 87.1% of the Henderson Money Market Fund. Transactions in affiliates during the year/period ended July 31, 2012 were as follows:

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation	Gain	Value	Dividend
Affiliate	7/31/2011	at Cost	Sales	(Depreciation)	(Loss)	7/31/2012	Income
All Asset
Henderson Global
Technology Fund	$—	$697,051	$—	$(57,190)	$—	$639,861	$—
Henderson Japan
Focus Fund	—	911,084	—	$(60,367)	—	850,717	—
Henderson Strategic
Income Fund	—	640,494	—	$13,243	—	653,737	10,413

The aggregate cost and value of affiliates at July 31, 2012 is $2,248,629 and $2,144,315, respectively. Investments in affiliates represented 6.02% of the total net assets of the All Asset Fund as of July 31, 2012.

Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation	Gain	Value	Dividend
Affiliate	7/31/2011	at Cost	Sales	(Depreciation)	(Loss)	7/31/2012	Income
International Opportunities Fund
Henderson Money
Market Fund	$67,218,966	$900,203,269	$906,444,512	$—	$—	$60,977,723	$33,158

The aggregate cost and value of affiliates at July 31, 2012 is $60,977,723 and $60,977,723, respectively. Investments in affiliates represented 2.55% of the total net assets of International Opportunities Fund as of July 31, 2012.

The Henderson International Opportunities Fund invests a portion of its uninvested cash in the Henderson Money Market Fund to assist with short-term cash management.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services directly related to the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Henderson Global Funds	Notes to financial statements

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and US government securities, for the Funds for the year/period ended July 31, 2012, were as follows:

	Purchases	Sales
All Asset	$21,208,406	$1,168,473
Emerging Markets Opportunities	16,158,759	16,297,665
European Focus	333,074,462	413,782,188
Global Equity Income	1,295,228,187	1,120,333,137
Global Leaders	11,850,725	13,127,701
Global Technology	328,487,258	352,616,012
International Opportunities	1,201,481,444	1,886,614,350
Japan Focus	9,557,158	21,485,716

The US federal income tax basis of investments, excluding foreign currency and forward currency contracts, at July 31, 2012, and the gross unrealized appreciation and depreciation, were as follows:

		Emerging
	All	Markets
	Asset	Opportunities

Cost	$35,489,075	$18,526,190
Gross unrealized
appreciation	232,950	1,375,806

Gross unrealized
depreciation	(310,073)	(2,355,550)

Net unrealized
appreciation/
(depreciation)	(77,123)	(979,744)

	European	Global Equity
	Focus	Income

Cost	$513,590,667	$1,113,367,953

Gross unrealized
appreciation	36,006,795	80,009,948

Gross unrealized
depreciation	(85,861,814)	(31,848,275)

Net unrealized
appreciation/
(depreciation)	(49,855,019)	48,161,673

	Global	Global
	Leaders	Technology

Cost	$12,441,522	$250,280,082

Gross unrealized
appreciation	1,831,236	52,166,123

Gross unrealized
depreciation	(217,623)	(12,719,952)

Net unrealized
appreciation	1,613,613	39,446,171

	International	Japan
	Opportunities	Focus

Cost	$2,304,177,907	$26,247,636

Gross unrealized
appreciation	331,680,179	1,788,571

Gross unrealized
depreciation	(257,216,899)	(3,443,841)

Net unrealized
appreciation/
(depreciation)	74,463,280	(1,655,270)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2012.

Note 8. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially

Henderson Global Funds	Notes to financial statements

greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

Note 9. Borrowing arrangements

The Trust has a $100 million credit facility for certain Funds to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating Funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended July 31, 2012.

Note 10. Subsequent event

Effective August 1, 2012, the Henderson Dividend & Income Builder Fund, the twelfth series of the Trust, commenced operations.

Henderson Global Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson All Asset Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, and Henderson Japan Focus Fund (collectively, the Funds), eight of the Funds comprising the Henderson Global Funds, as of July 31, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, brokers, and transfer agents of the investment funds or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Henderson Global Funds at July 31, 2012, the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 26, 2012

Henderson Global Funds	Other information
(unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2012 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Approval of continuation of investment advisory agreements

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds (the “Advisory Agreements”). In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-Adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

May 23, 2012 Meeting

At a meeting held on May 23, 2012, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, extent and quality of services

The Independent Trustees noted the various reports and presentations they had received in connection with their evaluation of the nature, extent and quality of services provided under the Advisory Agreements by the Adviser and Sub-Adviser, addressing the services performed by the Adviser and Sub-Adviser, as well as their expertise, resources and capabilities. The Trustees then reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), taking into account the investment objective(s) and strategy of each Fund and the knowledge they had gained from their regular and special meetings. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Adviser, especially the personnel who provide investment management services to the Funds. Management provided an overview of the Adviser and its parent company and reviewed the Adviser’s capabilities and resources. Management also reviewed the Adviser’s investment approach for the Funds and the qualifications of the Funds’ respective portfolio management teams.

The Trustees considered the methodology the Adviser and the Subadviser use in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also considered other services provided to the Funds by the Adviser and the Subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and committees of the Board and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Investment performance and fees

The Independent Trustees noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. The Independent Trustees considered, in particular, the detailed reports and analyses performed and compiled by an independent third party, Lipper Inc. (the

Henderson Global Funds	Other information
(unaudited)

“Lipper Report”) that show, for each Fund and for various periods, total return performance data ranked within a performance universe and performance group. In addition, for purposes of their review of the reasonableness of the advisory fees, the Independent Trustees considered the expense rankings and quintiles tables, contractual management fees at common asset levels and at various asset levels, expense ratios and various other fees and expenses data and supporting information contained within the Lipper Report.

The Trustees then reviewed the performance and expenses of each Fund, including comparative and percentile ranking information in the Lipper Report.

•
Henderson Emerging Markets Opportunities Fund: The Board observed that the Fund’s total return was in the first quintile of its peer group for the one-year period and since inception. As compared to its performance universe, the Fund also ranked in the first quintile for the one-year period. The Board also noted that the Fund’s actual management fee ranked in the second quintile and that its total expense ratio ranked in the second quintile of its peer group.

•
Henderson European Focus Fund: The Board considered that, although the Fund’s total return for the one-year period ranked in the fourth quintile against its peer group, its performance over all other periods (year-to-date, three-year, five-year and since inception) ranked in the first quintile of its peer group and performance universe. The Board noted that the Fund’s bottom-up investment approach involves intensive company analysis and fundamental research. The Trustees also considered the uniqueness of the Fund relative to its competitors, noting, for instance, that the Fund’s holdings are consistently differentiated from its peers and with a much higher small- and mid-cap allocation, all of which requires a more rigorous research effort than for large-cap stocks.

•
Henderson Global Equity Income Fund: The Board observed that the Fund’s total return for the one-year, five-year and since inception periods ranked in the first or second quintile of its peer group and underperformed for the three-year period. Performance against the performance universe was similarly ranked. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s actual management fee was competitive within its peer group, although in the fifth quintile as compared to the universe, and the total expense ratio was below the median of its universe and competitive within its peer group.

•
Henderson Global Leaders Fund: The Board noted that the Fund’s performance for the one-year period ranked in the first quintile of its peer group and its broader performance universe. With respect to fees and expenses, the Board observed that the Fund’s actual management fee and total expense ratio were below the median of its peer group.

•
Henderson Global Technology Fund: The Board considered that the Fund’s performance for the year-to-date and one year periods ranked in the second quintile of the Fund’s peer group and in the first quintile of its peer group for performance over the three-year and five-year periods. In assessing the Fund’s above-median actual management fee and total expense ratio as compared to its peer group, the Board noted management’s discussion of the Fund’s investment process, uniqueness and relative performance. The Board considered that the Fund’s fundamental bottom-up investment process and thematic approach requires in-depth company and industry analysis. The Board also noted that the Fund’s performance ranked in the top quintile of its performance universe for the year-to-date, three-year, five-year, ten-year and since inception periods. The Board also considered that the Fund is differentiated relative to other technology funds.

•
Henderson International Opportunities Fund: The Board considered the Fund’s strong longer-term track record for performance relative to its peer group. In particular, the Board observed that the Fund’s total return ranked in the first quintile of its peer group since inception and year-to-date, in the second quintile for the five-year and ten-year periods and in the third quintile for the one-year period. The Board raised various questions with management concerning the Fund’s performance relative to its peer group for the three-year period and its above-median total expense ratio. The Board considered that the Fund’s multi-manager, best ideas approach entails an extensive level of investment research and portfolio management resources. The Board then considered the distinctive features of the Fund relative to its peers, noting, in this regard, that the Fund’s best ideas approach results in a concentrated portfolio of high conviction holdings, while the average international stock fund holds over 300 stocks. In addition, the Board observed information from management suggesting that the Fund’s holdings are consistently differentiated from its competition. Finally, in evaluating the reasonableness of the Fund’s management fees, the Board reviewed the Fund’s actual management fee and total expense ratio in comparison to its peer group and took into account the Fund’s investment process as well as the Fund’s long-term investment performance. In this connection, the Board noted that, in addition to the peer group performance, the Fund ranked in the top quintile of its performance universe over the 10-year and since inception periods and that, since inception, the Fund has outperformed its MSCI EAFE benchmark.

•
Henderson Japan Focus Fund: The Board noted that the Fund’s performance for the one-year period ranked in the top quintile of its peer group and performance universe and in the third and second quintiles, respectively, for the

Henderson Global Funds	Other information
(unaudited)

three-year period. The Board also observed that the Fund’s total expense ratio was in the third quintile of its peer group and that the Fund’s actual management fees were the lowest among its peer group.

The Trustees next reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-Adviser provides only portfolio management services). Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-Adviser perform significant additional services for the Funds that they generally do not provide to other clients, including administrative services, oversight of the Funds’ other service providers, Board support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks that it does not generally assume in merely providing portfolio management services to those other clients.

Costs of services provided and the profits realized by Henderson and its affiliates from their relationships with the funds

In considering the reasonableness of investment management service fees, the Independent Trustees also considered the expected profitability of Henderson and its affiliates in connection with Henderson providing investment management services to the Funds.

The Trustees also reviewed the financial information related to the Adviser’s parent company and its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of scale

The Independent Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, it was observed that the fee schedules include various pre-established “breakpoints” in investment management service fees that are triggered as a Fund’s net asset level increases. The Independent Trustees observed that each Fund has remaining breakpoints that have not yet been reached. The Independent Trustees noted that based on the receipt of information showing the breakpoints, they were comfortable that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients.

June 13-14, 2012 Meeting

At a meeting held on June 13-14, 2012, it was noted that the Board had met previously in-person on May 23, 2012, to review annual approval related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 23, 2012 meeting.

Based on their evaluation of the information provided by the Adviser and the Sub-Adviser and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-Adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, taking into account the investment objective and strategy of the Funds and the knowledge they had gained from their May 23, 2012 meeting and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) were appropriate and consistent with the terms of the respective Advisory Agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and

Henderson Global Funds	Other information
(unaudited)

had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance and fees

The Trustees considered the Funds’ investment performance over various time periods in comparison to information for other comparable funds as provided by Lipper. They concluded that the performance of the Funds met or exceeded acceptable levels and that the Funds and their shareholders were benefiting from the current management of the Funds. The Trustees examined information on the fees and other expenses paid by the Funds in comparison to information for other comparable funds as provided by Lipper. The Trustees also reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-Adviser provides only portfolio management services). The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with the Funds and concluded that the Adviser’s profitability level with respect to the Funds in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Adviser, which they found to be sound. The Trustees concluded that the management fees and other compensation payable by the Funds to the Adviser, as well as the fees paid by the Adviser to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Sub-Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the Funds was reasonable and, that those rates of fees are expected to reflect a sharing between the Adviser and the Funds of economies of scale.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Fund and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-Adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and likely benefits the Funds. After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ended July 31, 2012. In February 2013, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, 12.43% and 1.69% of ordinary income dividends paid by Global Equity Income Fund and International Opportunities Fund, respectively, qualified for the dividends received deduction during the year ended July 31, 2012.

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2012 were as follows:

	Foreign	Foreign
	taxes	source
	paid	income
All Asset	$—	$—
Emerging Markets Opportunities	18,243	254,115
European Focus	566,614	14,265,792
Global Equity Income	4,424,504	82,824,458
Global Leaders	—	—
Global Technology	—	—
International Opportunities	4,644,523	66,300,115
Japan Focus	50,561	722,293

Henderson Global Funds	Other information
(unaudited)

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2012 as follows:

All Asset	$—
Emerging Markets Opportunities	148,590
European Focus	13,676,178
Global Equity Income	77,223,124
Global Leaders	—
Global Technology	—
International Opportunities	61,847,147
Japan Focus	704,821

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2012.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period.

Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds’ Statement of Operations, net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R

All Asset	0.85%	N/A	1.60%	0.60%	N/A

Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A

European
Focus	1.47%	2.35%	2.29%	1.14%	N/A

Global Equity
Income	1.27%	N/A	2.05%	1.01%	N/A

Global
Leaders	1.40%	N/A	2.15%	1.15%	N/A

Global
Technology	1.48%	2.39%	2.30%	1.20%	N/A

International
Opportunities	1.45%	2.35%	2.31%	1.15%	1.92%

Japan Focus	1.35%	N/A	2.10%	1.13%	N/A

Henderson Global Funds	Other information
(unaudited)

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13, 15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1

	Beginning	Ending
	account	account	Expenses
	value	value	paid
	February 1,	July 31,	during
Actual	2012	2012	the period*

All Asset**
Class A	$1,000.00	$993.00	$4.21
Class C	1,000.00	991.00	7.92
Class I	1,000.00	994.00	2.97

Emerging Market
Opportunities
Class A	$1,000.00	$967.20	$8.76
Class C	1,000.00	964.50	12.41
Class I	1,000.00	968.40	7.54

European Focus
Class A	$1,000.00	$933.80	$7.07
Class B	1,000.00	930.00	11.32
Class C	1,000.00	930.00	10.99
Class I	1,000.00	935.40	5.49

Global Equity
Income
Class A	$1,000.00	$1,047.00	$6.46
Class C	1,000.00	1,043.20	10.41
Class I	1,000.00	1,048.30	5.14

Global Leaders
Class A	$1,000.00	$1,002.00	$6.97
Class C	1,000.00	997.90	10.68
Class I	1,000.00	1,003.00	5.73

Global
Technology
Class A	$1,000.00	$1,022.30	$7.44
Class B	1,000.00	1,017.90	11.99
Class C	1,000.00	1,018.50	11.54
Class I	1,000.00	1,024.20	6.04

International
Opportunities
Class A	$1,000.00	$1,007.90	$7.24
Class B	1,000.00	1,003.90	11.71
Class C	1,000.00	1,003.90	11.51
Class I	1,000.00	1,009.40	5.75
Class R	1,000.00	1,005.30	9.57

Japan Focus
Class A	$1,000.00	$987.80	$6.67
Class C	1,000.00	984.50	10.36
Class I	1,000.00	989.20	5.59

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	February 1,	July 31,	the
expenses)	2012	2012	period*

All Asset
Class A	$1,000.00	$1,020.64	$4.27
Class C	1,000.00	1,016.91	8.02
Class I	1,000.00	1,021.88	3.02

Emerging Market
Opportunities
Class A	$1,000.00	$1,015.96	$8.97
Class C	1,000.00	1,012.23	12.71
Class I	1,000.00	1,017.21	7.72

European Focus
Class A	$1,000.00	$1,017.55	$7.37
Class B	1,000.00	1,013.13	11.81
Class C	1,000.00	1,013.48	11.46
Class I	1,000.00	1,019.19	5.72

Global Equity
Income
Class A	$1,000.00	$1,018.55	$6.37
Class C	1,000.00	1,014.67	10.27
Class I	1,000.00	1,019.84	5.07

Global Leaders
Class A	$1,000.00	$1,017.90	$7.02
Class C	1,000.00	1,014.17	10.77
Class I	1,000.00	1,019.14	5.77

Global
Technology
Class A	$1,000.00	$1,017.50	$7.42
Class B	1,000.00	1,012.98	11.96
Class C	1,000.00	1,013.43	11.51
Class I	1,000.00	1,018.90	6.02

International
Opportunities
Class A	$1,000.00	$1,017.65	$7.27
Class B	1,000.00	1,013.18	11.76
Class C	1,000.00	1,013.38	11.56
Class I	1,000.00	1,019.14	5.77
Class R	1,000.00	1,015.32	9.62

Japan Focus
Class A	$1,000.00	$1,018.15	$6.77
Class C	1,000.00	1,014.42	10.52
Class I	1,000.00	1,019.24	5.67

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 182 days in the period, and divided by 366 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 123 days in the period, and divided by 366 (to reflect the one-half year period).

Henderson Global Funds	Trustees and officers
(unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	During Past Five Years	Held
Independent Trustees

C . Gary Gerst February 1939	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), since 1993; Member of the Governing Council of the Independent Directors Council (IDC), since 2004; Board Member of the Investment Company Institute, since 2004.
Formerly, Trustee, Harris Insight Funds Trust.

Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly Trustee, Allstate Financial Investment Trust; and formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, Since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	None.

James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children’s Hospital: formerly Trustee, Surgeons Diversified Investment Fund.

Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neill & Partners, L.P. (a financial services Company), since 2002.	Trustee, Sankaty Head Foundation.

Interested Trustees and Officers of the Trust

James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, Since 2008 and Director, Corporate Services, HGINA, 2001-2008.	Director, The Olson Company

Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010, Divisional Director – Central Region, 2002 – 2007.	None.

Kenneth A. Kalina	Chief	Since 2005	Chief Compliance Officer, HGINA.	N/A
August 1959	Compliance
Officer

Henderson Global Funds	Trustees and officers
(unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	during Past Five Years	Held
Interested Trustees and Officers of the Trust

Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A

David Latin September 1981	Vice President	Since 2012	Director of Product Development and Analyst Relations, HGINA.	N/A

Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A

Christopher K.	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Yarbrough
October 1974

Troy M. Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008, Senior Vice President, Citigroup 2005-2008.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all eleven series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of July 31, 2012. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Henderson Global Funds

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
James G. O’Brien*	State Street Bank & Trust Company
Charles Thompson II*	State Street Financial Center
One Lincoln Street
Officers	Boston, MA 02111
James G. O’Brien, President
Charles Thompson II, Vice President	For more information
Alanna P. Nensel, Vice President	Please call 1.866.4HENDERSON
David Latin, Vice President	(1.866.443.6337)
Scott E. Volk, Vice President	or visit our website:
Christopher K. Yarbrough, Secretary	www.hendersonglobalinvestors.com
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer

*    Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

Privacy Notice

Henderson Global Funds

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

James W. Atkinson
Roland C. Baker
Faris F. Chesley
Richard W. Durkes
C. Gary Gerst

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2012, the registrant had eleven series.  The following series of the registrant have a fiscal year ended December 31:  Henderson International All Cap Equity Fund, Henderson Strategic Income Fund and Henderson Money Market Fund (the “12/31 Henderson Funds”).  The following series of the registrant have a fiscal year ended July 31:  Henderson All Asset Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (the “7/31 Henderson Funds”).

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a)        Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/12	N/A	$235,800
Year ended 12/31/11	$87,300	N/A
Year ended 7/31/11	N/A	$200,200
Year ended 12/31/10	$83,900	N/A

(b)        Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)        Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/12	N/A	$115,360
Year ended 12/31/11	$30,184	N/A
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/12	N/A	$0
Year ended 12/31/11	$0	N/A
Year ended 7/31/11	N/A	$0
Year ended 12/31/10	$0	N/A

(d)        All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)        Pre-Approval Policies and Procedures

(1)        Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)        None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)        The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/12	N/A	$115,360
Year ended 12/31/11	$30,184	N/A
Year ended 7/31/11	N/A	$61,843
Year ended 12/31/10	$20,941	N/A

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds*	7/31 Henderson Funds*
Year ended 7/31/12	N/A	$1,179,772
Year ended 12/31/11	$1,854,159	N/A
Year ended 7/31/11	N/A	$276,105
Year ended 12/31/10	$681,795	N/A
___________
*  Note that as the non-audit services provided to the Adviser and its affiliates are not attributable to the 12/31 or 7/31 Henderson Funds, and due to the different year-ends, certain fees billed during the period may be reflected in both the 12/31 and 7/31 Henderson Funds’ fiscal years.

(h)        The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)         There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)           The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)         The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 1, 2012

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:     October 1, 2012